UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2008
Fundamental Value Equity Funds
Growth & Income Large Cap Value Mid Cap Value Small Cap Value

Goldman Sachs Fundamental Value Equity Funds

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	23
Financial Statements	34
Notes to the Financial Statements	40
Financial Highlights	56
Other Information	64

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
What Differentiates the Goldman Sachs
Value Equity Investment Process?
Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:
■  Meetings with management teams and on-site company visits
■  Industry-specific, proprietary financial and valuation models
■  Assessment of management quality
■  Analysis of each company’s competitive position and industry dynamics
■  Interviews with competitors, suppliers and customers

We seek to invest in companies:
■  When market uncertainty exists
■  When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:
■  Sustainable operating earnings or cash flow, or competitive advantage
■  Excellent stewardship of capital
■  Capability to earn above their cost of capital
■  Strong or improving balance sheets and cash flow

                        Value portfolios that offer:

                ■ Capital appreciation potential as each company’s
                    true value is recognized in the marketplace
■ Investment style consistency

PORTFOLIO RESULTS
Growth and Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -8.35%, -8.71%, -8.68%, -8.15% and -8.36%, respectively. These returns compare to the -10.38% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -7.99% and -7.91%, respectively. These returns compare to the -8.92% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the six-month reporting period. Stock selection was strong in the Energy and Utilities sectors, whereas Services and Consumer Staples detracted from relative performance.

With the return of volatility in the equity markets, the gap between weak and strong performing stocks has sharply widened. To capitalize on this situation, we seek to develop a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We continue to look for companies with high potential and low investor expectations. Our ideal candidates are often high quality, overlooked companies with multiple opportunities for success. We look for signs of positive internal change such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a critical factor in today’s uncertain environment.

The Fund’s holdings in the Energy sector were the largest positive contributors to performance during the reporting period. A mix of long term investments and recent additions performed well. One of the Fund’s new holdings, Hess Corp., quickly grew into a large holding for the Fund. Hess Corp. benefited from rising profits led by strength in its production and exploratory programs. In the Consumer Staples sector, Unilever was among the Fund’s largest positive contributors to performance. We added to the position during the reporting period, as we believe Unilever is in the midst of an impressive restructuring and it demonstrates strengthening fundamentals driven by improvements at the company level.

Several key holdings weighed on the Fund’s performance, including Sprint Nextel Corp. (please see “Portfolio Highlights” for details). With respect to Consumer Cyclicals, a soft holiday season prompted weakness in shares of our holding in JC Penney, Inc. With respect to Consumer Staples, soft consumer spending and a more conservative outlook prompted weakness in Supervalu. Despite this recent performance, we continue to view JC Penney, Sprint Nextel and Supervalu favorably.

PORTFOLIO RESULTS
  Portfolio Composition

During the reporting period, we sold out of our remaining position in EOG Resources as the stock reached our price target. We initiated a position in Transocean, Inc. The company trades at what we believe to be an attractive valuation and has a shareholder friendly management team. We also initiated a position in Comcast Corp. We believe the company is trading at historical lows from a valuation perspective and think that it will benefit from strengthening fundamentals driven by improvements at the company level.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Sprint Nextel Corp. — Sprint was among our largest detractors to performance during the reporting period. Despite recent weakness, we took this as an opportunity to add to our investment. In our view, new management should steer the company in a positive direction with improved branding, execution and profitability initiatives.

■	Devon Energy Corp. — Devon Energy was among the Fund’s largest positive contributors during the reporting period. We believe the company has benefited from having a strong management team that is focused on developing low cost, low risk core assets.

■	Citigroup, Inc. — Citigroup detracted from performance and we reduced our exposure to the stock in an effort to manage stock specific risk in an uncertain environment. Overall, we believe our financial holdings are well diversified and focused on commercial, rather than residential, end markets.
  Outlook

We remain largely defensive in areas impacted by ongoing financial and credit concerns. While we recognize that these areas should recover strongly, we remain highly selective. In other parts of the portfolio, we are encouraged by the prospects for several key holdings in the Utilities and Energy sectors. While we are broadly cautious due to the impact of credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

March 13, 2008

FUND BASICS
Growth and Income Fund
as of February 29, 2008
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2007–February 29, 2008	(based on NAV)[1]	Value Index[2]

Class A	-8.35%	-10.38%
Class B	-8.71	-10.38
Class C	-8.68	-10.38
Institutional	-8.15	-10.38
Service	-8.36	-10.38

November 30, 2007–February 29, 2008

Class R	-7.99%	-8.92%
Class IR	-7.91	-8.92

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-4.16%	12.26%	2.89%	8.27%		2/5/93
Class B	-4.36	12.38	2.72	5.88		5/1/96
Class C	-0.32	12.68	2.70	2.58		8/15/97
Institutional	1.83	13.98	3.92	6.98		6/3/96
Service	1.35	13.43	3.39	8.60	[4]	2/5/93
Class R	N/A	N/A	N/A	-0.42		11/30/07
Class IR	N/A	N/A	N/A	-0.37		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class R	1.42	1.42
Class IR	0.92	0.92

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[6]

Holding	% of Net Assets	Line of Business

Devon Energy Corp.	5.5%	Oil, Gas & Consumable Fuels
Unilever NV	4.4	Food Products
Exxon Mobil Corp.	3.6	Oil, Gas & Consumable Fuels
Entergy Corp.	3.3	Electric Utilities
Johnson & Johnson	3.1	Pharmaceuticals
AT&T, Inc.	3.1	Diversified Financial Services
Baxter International, Inc.	2.9	Health Care Equipment & Supplies
JPMorgan Chase & Co.	2.9	Diversified Financial Services
Hess Corp.	2.8	Oil, Gas & Consumable Fuels
The Williams Cos., Inc.	2.8	Oil, Gas & Consumable Fuels

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Large Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -7.76%, -8.09%, -8.16%, -7.56% and -7.77%, respectively. These returns compare to the -10.38% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -7.45% and -7.33%, respectively. These returns compare to the -8.92% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the six month reporting period. During that time, stock selection was strong in the Energy, Technology and Utilities sectors, whereas Services, Consumer Staples and Consumer Cyclicals detracted from relative performance.

With the return of volatility in the equity markets, the gap between weak and strong performing stocks has sharply widened. To capitalize on this situation, we seek to develop a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We continue to look for companies with high potential and low investor expectations. Our ideal candidates are often high quality, overlooked companies with multiple opportunities for success. We look for signs of positive internal change such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a critical factor in today’s uncertain environment.

The Fund’s holdings in the Energy sector posted the strongest returns during the reporting period. A mix of long term holdings and recent additions performed well. In particular, Range Resources Corp., EOG Resources, Inc. and Williams Companies performed well due to rising profits as production and reserves increased and energy prices rose. Hess Corp. also quickly grew into a large holding in the portfolio, benefiting from rising profits, led by strength in production and its exploratory programs. With respect to the Consumer Staples sector, Unilever was among the Fund’s largest contributors to performance. We added to the position during the reporting period, as we believe Unilever is in the midst of an impressive restructuring and it demonstrates strengthening fundamentals driven by improvements at the company level.

Several key holdings weighed on the Fund’s performance, including Sprint Nextel Corp. (please see “Portfolio Highlights” for details). With respect to Consumer Cyclicals, a soft holiday season prompted weakness in shares of our holding in JC Penney, Inc. With respect to Consumer Staples, soft consumer spending and a more conservative outlook prompted weakness in Supervalu, Inc. Despite this recent performance, we continue to view JC Penney, Sprint Nextel and Supervalu favorably.

PORTFOLIO RESULTS
  Portfolio Composition

During the reporting period, we sold out of our remaining position in EOG Resources as the stock reached our price target. We initiated a position in Transocean, Inc. The company trades at what we believe to be an attractive valuation and has a shareholder friendly management team. Going forward, we feel that industry fundamentals will be favorable for deepwater drillers like Transocean. We also initiated a position in Comcast Corp. We believe the company is trading at historical lows from a valuation perspective and think that it will benefit from strengthening fundamentals driven by improvements at the company level.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Sprint Nextel Corp. — Sprint was among our largest detractors to performance during the reporting period. Despite recent weakness, we took this as an opportunity to add to our investment. In our view, new management should steer the company in a positive direction with improved branding, execution and profitability initiatives.

■	Devon Energy Corp. — Devon Energy was among the Fund’s largest positive contributors during the reporting period. We believe the company has benefited from having a strong management team that is focused on developing low cost, low risk core assets.

■	Citigroup, Inc. — Citigroup detracted from performance and we reduced our exposure to the stock in an effort to manage stock specific risk in an uncertain environment. Overall, we believe our financial holdings are well diversified and focused on commercial, rather than residential, end markets.
  Outlook

We remain largely defensive in areas impacted by ongoing financial and credit concerns. While we recognize that these areas should recover strongly, we remain highly selective. In other parts of the portfolio, we are encouraged by the prospects for several key holdings in the Utilities and Energy sectors. While we are broadly cautious due to the impact of credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.
  We thank you for your investment and look forward to your continued confidence.
  Goldman Sachs Value Investment Team
  March 13, 2008

FUND BASICS
Large Cap Value Fund
as of February 29, 2008
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2007-February 29, 2008	(based on NAV)[1]	Value Index[2]

Class A	-7.76%	-10.38%
Class B	-8.09	-10.38
Class C	-8.16	-10.38
Institutional	-7.56	-10.38
Service	-7.77	-10.38

November 30, 2007-February 29, 2008

Class R	-7.45%	-8.92%
Class IR	-7.33	-8.92

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-2.20%	12.73%	6.53%	12/15/99
Class B	-2.42	12.87	6.46	12/15/99
Class C	1.68	13.16	6.46	12/15/99
Institutional	3.89	14.47	7.68	12/15/99
Service	3.40	13.93	7.22	12/15/99
Class R	N/A	N/A	0.28	11/30/07
Class IR	N/A	N/A	0.25	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class R	1.44	1.44
Class IR	0.94	0.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

Holding	% of Net Assets	Line of Business

Devon Energy Corp.	4.5%	Oil, Gas & Consumable Fuels
Unilever NV	4.2	Food Products
Entergy Corp.	3.3	Electric Utilities
Hewlett-Packard Co.	3.2	Computers & Peripherals
The Williams Cos., Inc.	3.2	Oil, Gas & Consumable Fuels
International Business Machines Corp.	3.2	Computers & Peripherals
Exxon Mobil Corp.	3.1	Oil, Gas & Consumable Fuels
Range Resources Corp.	2.9	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	2.8	Diversified Financial Services
Baxter International, Inc.	2.8	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Mid Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -7.70%, -8.06%, -8.06%, -7.53% and -7.77%, respectively. These returns compare to the -11.07% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s IR shares generated a cumulative total return of -6.47%. The return compares to the -8.72% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the six-month reporting period. The Fund had positive contributions to relative performance in the Energy, Technology and Financial sectors, while its REIT, Consumer Staples and Services holdings were negative contributors to relative performance.

With the return of volatility in the equity markets, the gap between weak and strong performing stocks has sharply widened. To capitalize on this situation, we seek to develop a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We continue to look for companies with high potential and low investor expectations. Our ideal candidates are often high quality, overlooked companies with multiple opportunities for success. We look for signs of positive internal change such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a critical factor in today’s uncertain environment.

Consistent with historical trends, successful stock selection rather than sector positioning led to positive relative performance during the reporting period. Among the Fund’s positive contributors to performance were Entergy Corp., DPL, Inc. and PPL Corp. With respect to the Utilities sector, we continued to look for attractively valued companies with strong management, cost advantages and an improving earnings outlook. We believe Entergy, DPL, and PPL share a combination of these characteristics, along with a history of shareholder-oriented capital allocation.

Activision, Inc. was also a large positive contributor to performance during the reporting period, as it benefited from robust end markets. In the Energy sector, several holdings, such as Range Resources Corp., performed well during the period. We remain positive about the long-term fundamentals in the sector, particularly for natural gas, and continue to invest in companies like Range Resources that we believe have low cost structures, disciplined management teams and quality assets.

Our steady focus on quality helped the Fund weather the increased volatility in credit sensitive sectors. Recognizing that many companies will be affected by issues in the credit market, we remain focused on well capitalized companies with strong balance sheets, diversified businesses and conservative management teams. Within the Consumer Cyclicals

PORTFOLIO RESULTS

sector, J.C. Penney, Inc. was among the Fund’s largest detractors to performance after experiencing a soft holiday season. However, we continue to favor the long term prospects of the company.

Elsewhere in the portfolio, shares of Qwest Communications detracted from performance during the reporting period. The company’s new Chief Executive Officer reported it wouldn’t release a strategic plan for the company until the end of the year. We sold out of the position as the risk reward profile was no longer attractive.
  Portfolio Composition

During the reporting period, we initiated a position in Laboratory Corp. of America Holdings, a mid-sized healthcare company that we think has limited reimbursement risk. In our view, the company is trading at an attractive free cash flow yield. Due to an attractive valuation and asset flows, we initiated a position in Legg Mason, Inc. We exited our position in homebuilder Lennar, due to persistent weak trends in housing fundamentals. We sold out of our position in EOG Resources, Inc. after the stock hit our price target.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Hess Corp. — Hess was a positive contributor to performance as it benefited from rising profits, led by strength in production and its exploratory programs. We also found Hess Corp. to be attractive as it helped us to diversify our mix of Energy investments

■	Entergy Corp. — Entergy Corp, performed well during the reporting period. We think Entergy Corp, like Hess Corp., demonstrates strengthening fundamentals driven by improvements at the company level.

■	Ambac Financial Group — Market uncertainty weighed on our investment in Ambac Financial Group during the reporting period. We sold out of our position to mitigate risk in the portfolio. We remain focused on well capitalized financial companies with strong balance sheets, diversified businesses and conservative management teams.
  Outlook

We remain largely defensive in areas impacted by ongoing financial and credit concerns. While we recognize that these areas should recover strongly, we remain highly selective. In other parts of the portfolio, we are encouraged by the prospects for several key holdings in the Utilities and Energy sectors. While we are broadly cautious due to the impact of credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

March 13, 2008

FUND BASICS
Mid Cap Value Fund
PERFORMANCE REVIEW

September 1, 2007–February 29, 2008	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]

Class A	-7.70%	-11.07%
Class B	-8.06	-11.07
Class C	-8.06	-11.07
Institutional	-7.53	-11.07
Service	-7.77	-11.07

November 30, 2007–February 29, 2008

Class IR	-6.47	-8.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.76%	15.10%	10.22%	10.02%	8/15/97
Class B	-2.95	15.24	10.03	9.83	8/15/97
Class C	1.13	15.55	10.02	9.83	8/15/97
Institutional	3.35	16.88	11.28	13.91	8/1/95
Service	2.82	16.33	10.74	10.75	7/18/97
Class IR	N/A	N/A	N/A	1.15	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[6]

Holding	% of Net Assets	Line of Business

Range Resources Corp.	3.9%	Oil, Gas & Consumable Fuels
The Williams Cos., Inc.	3.8	Oil, Gas & Consumable Fuels
Hess Corp.	3.8	Oil, Gas & Consumable Fuels
Entergy Corp.	2.7	Electric Utilities
PPL Corp.	2.6	Electric Utilities
Amphenol Corp.	2.3	Electronic Equipment & Instruments
Edison International	1.7	Electric Utilities
DPL, Inc.	1.7	Electric Utilities
The Clorox Co.	1.7	Household Products
Vornado Realty Trust	1.7	Real Estate Investment Trusts

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Small Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -12.96%, -13.29%, -13.28%, -12.80% and -12.99%, respectively. These returns compare to the -14.23% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period.

During the period from their inception on November 30, 2007 through February 29, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -7.73% and -7.62%, respectively. These returns compare to the -8.69% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period.

While the Fund experienced weakness along with the overall stock market, it outperformed its benchmark over the six month reporting period. Stock selection was strong in Services, Utilities and Energy, while holdings in Consumer Staples, Technology and Industrials were negative contributors to relative performance.

With the return of volatility in the equity markets, the gap between weak and strong performing stocks has sharply widened. To capitalize on this situation, we seek to develop a differentiated point of view based on extensive financial modeling, industry analysis and valuation work. We continue to look for companies with high potential and low investor expectations. Our ideal candidates are often high quality, overlooked companies with multiple opportunities for success. We look for signs of positive internal change such as reductions in cost structures, divestitures of assets or improved free cash flow generation. We also believe management quality is a critical factor in today’s uncertain environment.

The Fund benefited from a favorable mix of acquisition activity and company-specific factors. While we do not actively seek acquisition candidates, our focus on free cash flow has led to favorable outcomes. Even as activity in the leveraged buyout (LBO) market eased in the second half of 2007, we were encouraged to see corporate buyers bid for strategic assets across a mix of industries. Acquisitions such as EDO Corp. highlight several holdings in the portfolio that positively contributed to the Fund’s performance. Elsewhere, Rex Energy Corp. benefited from strong results due to a rise in oil and gas production.

While we have positioned the portfolio’s risk profile conservatively, credit and housing related concerns detracted from the Fund’s performance. In Financials, shares of PFF Bancorp, a California-based bank, experienced weakness and we eliminated the position. Our investment in Universal Forest Products, a supplier of building materials, also performed poorly in response to softness in the company’s end markets. Wabash National and Caraustar also experienced some challenges despite free cash flow improvements. We continue to own all three holdings as we think they represent attractive long term opportunities.

PORTFOLIO RESULTS
  Portfolio Composition

During the reporting period, we purchased additional shares of AirTran Holdings, Inc., a low cost airline operator in a highly competitive industry. We think the company should realize benefits from strong utilization rates of its modern fleet, as well as cost advantages throughout its operating structure. Positive change at the individual company level contributed to strong results at Range Resources Corp. Range Resources grew into a mid-cap company prompting us to take profits in this strong performer.
  Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	UAP Holding — The Fund continued to benefit from a favorable mix of acquisition activity. Agricultural distributor UAP’s shares rose on news that it will be acquired by Agrium. We subsequently sold out of the position.

■	Concho Resource, Inc — Concho Resources was among the Fund’s largest contributors to performance during the reporting period. The company benefited from an increase in profits due to a rise in oil and gas production.

■	Wabash National Corp. — Wabash National detracted from performance as it experienced some company-specific challenges. However, the company did experience free cash flow improvements over the period. We continue to own Wabash National as we think it represents an attractive long term opportunity.
  Outlook

We remain largely defensive in areas impacted by ongoing financial and credit concerns. While we recognize that these areas should recover strongly, we remain highly selective. In other parts of the portfolio, we are encouraged by the prospects for several key holdings in the Utilities and Energy sectors. While we are broadly cautious due to the impact of credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

March 13, 2008

FUND BASICS
Small Cap Value Fund
as of February 29, 2008
PERFORMANCE REVIEW

September 1, 2007–February 29, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	-12.96%	-14.23%
Class B	-13.29	-14.23
Class C	-13.28	-14.23
Institutional	-12.80	-14.23
Service	-12.99	-14.23

November 30, 2007–February 29, 2008

Class R	-7.73%	-8.69%
Class IR	-7.62	-8.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-10.90%	12.94%	8.22%		10.98%		10/22/92
Class B	-11.09	12.99	8.00		9.54		5/1/96
Class C	-7.35	13.38	7.99		8.41		8/15/97
Institutional	-5.33	14.69	9.26		9.67		8/15/97
Service	-5.80	14.11	8.71	[4]	11.31	[4]	10/22/92
Class R	N/A	N/A	N/A		-1.44		11/30/07
Class IR	N/A	N/A	N/A		-1.38		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class R and IR Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.47%	1.47%
Class B	2.22	2.22
Class C	2.22	2.22
Institutional	1.07	1.07
Service	1.57	1.57
Class R	1.72	1.72
Class IR	1.22	1.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[6]

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.6%	Electric Utilities
W-H Energy Services, Inc.	1.6	Energy Equipment & Services
H.B. Fuller Co.	1.5	Chemicals
Oil States International, Inc.	1.4	Energy Equipment & Services
Petroleum Development Corp.	1.4	Trading Companies & Distributors
ProAssurance Corp.	1.4	Oil, Gas & Consumable Fuels
Concho Resources, Inc.	1.4	Insurance
Max Capital Group Ltd.	1.3	Oil, Gas & Consumable Fuels
Parkway Properties, Inc.	1.3	Real Estate Investments Trusts
Minerals Technologies, Inc.	1.3	Chemicals

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%

Aerospace & Defense – 1.8%
405,697	United Technologies Corp.	$28,605,695

Auto Components – 0.5%
236,200	Johnson Controls, Inc.	7,761,532

Beverages – 0.7%
177,800	The Coca-Cola Co.	10,394,188

Capital Markets – 3.5%
507,395	AllianceBernstein Holding LP	31,483,860
211,700	Merrill Lynch & Co., Inc.	10,491,852
276,639	Morgan Stanley	11,652,034

		53,627,746

Chemicals – 1.3%
225,700	Air Products & Chemicals, Inc.	20,613,181

Commercial Banks – 4.3%
432,500	BB&T Corp.(a)	13,463,725
260,200	Comerica, Inc.	9,429,648
680,878	KeyCorp	15,013,360
140,300	SunTrust Banks, Inc.(a)	8,155,639
603,500	Synovus Financial Corp.	6,958,355
466,702	Wachovia Corp.	14,290,415

		67,311,142

Commercial Services & Supplies – 1.3%
590,153	Waste Management, Inc.	19,374,723

Computers & Peripherals – 3.4%
847,775	Hewlett-Packard Co.	40,498,212
114,100	International Business Machines Corp.	12,991,426

		53,489,638

Diversified Consumer Services – 0.5%
432,400	H&R Block, Inc.	8,064,260

Diversified Financial Services – 7.4%
1,014,820	Bank of America Corp.(a)	40,328,947
1,249,525	Citigroup, Inc.	29,626,238
1,106,022	JPMorgan Chase & Co.	44,959,794

		114,914,979

Diversified Telecommunication Services – 3.1%
1,369,189	AT&T, Inc.	47,688,853

Electric Utilities – 8.1%
194,000	American Electric Power Co., Inc.	7,938,480
146,642	Edison International	7,244,115
501,703	Entergy Corp.	51,544,966
175,491	Exelon Corp.	13,135,501
258,143	First Energy Corp.	17,447,885
619,260	PPL Corp.	28,102,019

		125,412,966

Energy Equipment & Services – 1.6%
171,509	Transocean, Inc.*	24,098,730

Food & Staples Retailing – 0.4%
235,499	SUPERVALU, Inc.	6,181,849

Food Products – 5.3%
583,149	ConAgra Foods, Inc.	12,887,593
2,218,509	Unilever NV	68,995,630

		81,883,223

Gas Utilities – 1.1%
286,800	Equitable Resources, Inc.	17,672,616

Health Care Equipment & Supplies – 2.9%
767,998	Baxter International, Inc.	45,327,242

Household Durables – 1.4%
939,516	Newell Rubbermaid, Inc.	21,327,013

Household Products – 0.4%
97,393	The Clorox Co.	5,667,299

Industrial Conglomerates – 2.5%
1,177,504	General Electric Co.	39,022,483

Insurance – 5.0%
415,309	American International Group, Inc.	19,461,380
121,900	PartnerRe Ltd.(a)	9,372,891
363,710	The Allstate Corp.	17,359,878
206,812	The Hartford Financial Services Group, Inc.	14,456,159
369,000	The Travelers Cos., Inc.	17,125,290

		77,775,598

Leisure Equipment & Products – 0.5%
385,778	Mattel, Inc.	7,453,231

Machinery – 0.6%
127,100	Caterpillar, Inc.	9,193,143

Media – 4.3%
1,326,700	Comcast Corp.*	25,923,718
2,664,162	Time Warner, Inc.(a)	41,587,569

		67,511,287

Metals & Mining – 0.8%
200,300	Nucor Corp.	12,933,371

Multi-Utilities – 1.0%
402,273	PG&E Corp.	15,149,601
22,600	SCANA Corp.	855,862

		16,005,463

Multiline Retail – 0.8%
269,000	J.C. Penney Co., Inc.	12,430,490

Oil, Gas & Consumable Fuels – 19.0%
827,804	Devon Energy Corp.	85,032,027
642,332	Exxon Mobil Corp.	55,889,307
473,250	Hess Corp.	44,097,435
561,113	Occidental Petroleum Corp.	43,413,313
1,217,745	The Williams Cos., Inc.	43,863,175
633,617	Williams Partners LP	23,526,199

		295,821,456

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Paper & Forest Products – 1.1%
539,055	International Paper Co.	$17,088,043

Pharmaceuticals – 6.6%
413,400	Abbott Laboratories	22,137,570
784,469	Johnson & Johnson	48,605,699
571,092	Pfizer, Inc.	12,723,930
418,800	Wyeth	18,268,056

		101,735,255

Real Estate Investment Trusts – 3.0%
351,510	Apartment Investment & Management Co.	12,109,520
84,705	Camden Property Trust(a)	4,022,640
1,137,600	DCT Industrial Trust, Inc.	10,192,896
91,700	Mack-Cali Realty Corp.(a)	3,162,733
153,600	Pennsylvania Real Estate Investment Trust	3,798,528
366,947	Realty Income Corp.(a)	8,443,451
48,545	Vornado Realty Trust	4,056,420

		45,786,188

Tobacco – 3.2%
590,428	Altria Group, Inc.	43,183,904
102,082	Reynolds American, Inc.(a)	6,504,665

		49,688,569

Wireless Telecommunication Services – 1.3%
2,937,350	Sprint Nextel Corp.	20,884,558

TOTAL COMMON STOCKS
(Cost $1,592,290,494)		$1,532,746,010

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stock – 0.5%

Freddie Mac
303,500	8.375%	12/31/12	$7,815,125
(Cost $7,587,500)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.7%

Joint Repurchase Agreement Account II
$11,200,000	3.166%	03/03/08	$11,200,000
Maturity Value: $11,202,955
(Cost $11,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,611,077,994)			$1,551,761,135

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 3.9%

Boston Global Investment Trust – Enhanced Portfolio
60,581,850	3.646%	$60,581,850
(Cost $60,581,850)

TOTAL INVESTMENTS – 103.8%
(Cost $1,671,659,844)		$1,612,342,985

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%		(58,446,201)

NET ASSETS – 100.0%		$1,553,896,784

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 33.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 95.4%

Aerospace & Defense – 2.0%
780,198	United Technologies Corp.	$55,011,761

Auto Components – 1.1%
916,103	Johnson Controls, Inc.	30,103,145

Biotechnology – 0.8%
285,109	Genentech, Inc.*	21,597,007

Capital Markets – 2.3%
530,149	Invesco Ltd.	13,577,116
579,800	Merrill Lynch & Co., Inc.	28,734,888
465,857	Morgan Stanley	19,621,897

		61,933,901

Chemicals – 1.1%
324,942	Air Products & Chemicals, Inc.	29,676,953

Commercial Banks – 2.8%
658,551	KeyCorp	14,521,050
349,164	M&T Bank Corp.	28,659,381
224,292	SunTrust Banks, Inc.(a)	13,038,094
595,887	Wachovia Corp.	18,246,060

		74,464,585

Commercial Services & Supplies – 1.0%
799,994	Waste Management, Inc.	26,263,803

Computers & Peripherals – 6.4%
1,824,607	Hewlett-Packard Co.	87,161,476
745,854	International Business Machines Corp.	84,922,937

		172,084,413

Consumer Finance – 1.2%
1,626,752	SLM Corp.*	31,900,607

Diversified Financial Services – 6.3%
1,256,286	Bank of America Corp.(a)	49,924,806
1,854,411	Citigroup, Inc.	43,968,085
1,875,854	JPMorgan Chase & Co.	76,253,465

		170,146,356

Diversified Telecommunication Services – 1.3%
1,035,888	AT&T, Inc.	36,079,979

Electric Utilities – 5.6%
869,415	Entergy Corp.	89,323,697
284,052	Exelon Corp.	21,261,292
582,334	FirstEnergy Corp.	39,359,955

		149,944,944

Energy Equipment & Services – 2.6%
294,117	Transocean, Inc.*	41,326,380
411,367	Weatherford International Ltd.*	28,351,413

		69,677,793

Food & Staples Retailing – 1.1%
1,090,614	SUPERVALU, Inc.	28,628,617

Food Products – 4.2%
3,669,895	Unilever NV	114,133,734

Health Care Equipment & Supplies – 2.7%
1,252,904	Baxter International, Inc.	73,946,394

Health Care Providers & Services – 2.1%
338,364	Laboratory Corp. of America Holdings*	26,158,921
439,542	WellPoint, Inc.*	30,803,103

		56,962,024

Household Durables – 1.3%
1,538,398	Newell Rubbermaid, Inc.	34,921,635

Industrial Conglomerates – 2.4%
1,912,872	General Electric Co.	63,392,578

Insurance – 5.5%
1,184,638	American International Group, Inc.	55,512,136
207,892	Everest Re Group Ltd.	20,140,577
331,439	PartnerRe Ltd.(a)	25,484,345
314,807	Prudential Financial, Inc.	22,971,467
528,639	The Travelers Cos., Inc.	24,534,136

		148,642,661

Internet Software & Services – 1.4%
1,417,286	eBay, Inc.*	37,359,659

Machinery – 0.9%
332,627	Caterpillar, Inc.	24,058,911

Media – 4.3%
2,258,370	Comcast Corp.*	44,128,550
4,534,953	Time Warner, Inc.	70,790,616

		114,919,166

Metals & Mining – 0.7%
300,727	Nucor Corp.	19,417,942

Multi-Utilities – 0.9%
639,282	PG&E Corp.	24,075,360

Multiline Retail – 1.4%
801,868	J.C. Penney Co., Inc.	37,054,320

Oil, Gas & Consumable Fuels – 18.7%
1,182,056	Devon Energy Corp.	121,420,792
954,780	Exxon Mobil Corp.(a)	83,075,408
756,873	Hess Corp.	70,525,426
837,775	Occidental Petroleum Corp.	64,818,652
1,263,375	Range Resources Corp.	77,293,283
2,364,025	The Williams Cos., Inc.	85,152,180

		502,285,741

Paper & Forest Products – 1.0%
807,807	International Paper Co.	25,607,482

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – 5.8%
760,195	Abbott Laboratories	$40,708,442
1,168,013	Johnson & Johnson	72,370,085
956,301	Wyeth	41,713,850

		154,792,377

Real Estate Investment Trusts – 0.9%
293,727	Vornado Realty Trust	24,543,828

Road & Rail – 0.2%
53,552	Union Pacific Corp.	6,681,148

Software – 1.2%
1,259,594	Intuit, Inc.*	33,454,817

Tobacco – 2.4%
868,982	Altria Group, Inc.	63,557,343

Wireless Telecommunication Services – 1.8%
6,791,548	Sprint Nextel Corp.	48,287,906

TOTAL COMMON STOCKS
(Cost $2,666,097,197)		$2,565,608,890

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 4.3%

Joint Repurchase Agreement Account II
$114,400,000	3.166%	03/03/08	$114,400,000
Maturity Value: $114,430,183
(Cost $114,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,780,497,197)			$2,680,008,890

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 1.5%

Boston Global Investment Trust – Enhanced Portfolio
40,072,600	3.646%	$40,072,600
(Cost $40,072,600)

TOTAL INVESTMENTS – 101.2%
(Cost $2,820,569,797)		$2,720,081,490

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(32,013,529)

NET ASSETS – 100.0%		$2,688,067,961

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 33.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%

Aerospace & Defense – 1.0%
334,328	Alliant Techsystems, Inc.*(a)	$35,084,380
563,336	Rockwell Collins, Inc.	33,180,491

		68,264,871

Airlines – 0.1%
583,799	Southwest Airlines Co.	7,157,376

Auto Components – 2.2%
827,922	BorgWarner, Inc.	35,691,718
2,719,020	Johnson Controls, Inc.	89,346,997
784,384	Tenneco, Inc.*	19,805,696

		144,844,411

Beverages – 0.4%
1,195,389	Coca-Cola Enterprises, Inc.	29,203,353

Building Products – 0.6%
1,044,837	Lennox International, Inc.	39,327,665

Capital Markets – 2.2%
496,923	Lazard Ltd.	18,977,490
579,877	Legg Mason, Inc.	38,295,077
1,348,805	Northern Trust Corp.	91,219,682

		148,492,249

Chemicals – 2.8%
1,361,874	Albemarle Corp.	51,669,500
1,359,711	Celanese Corp.	52,892,758
147,800	CF Industries Holdings, Inc.	18,043,424
910,377	Rockwood Holdings, Inc.*	27,939,470
672,279	Rohm & Haas Co.	36,040,877

		186,586,029

Commercial Banks – 4.8%
1,111,364	Comerica, Inc.	40,275,832
1,433,399	Commerce Bancshares, Inc.	59,701,068
2,562,566	KeyCorp	56,504,580
808,851	M&T Bank Corp.(a)	66,390,490
3,641,843	Synovus Financial Corp.(a)	41,990,450
1,994,865	Webster Financial Corp.	55,796,374

		320,658,794

Commercial Services & Supplies – 1.6%
7,609,031	Allied Waste Industries, Inc.*(a)	78,677,380
994,606	Monster Worldwide, Inc.*	26,446,574

		105,123,954

Computers & Peripherals – 1.8%
1,010,070	Lexmark International, Inc.*	33,362,612
4,178,874	Seagate Technology(a)	90,138,312

		123,500,924

Construction & Engineering – 0.8%
518,049	Chicago Bridge & Iron Co. N.V.	24,099,639
983,763	KBR, Inc.*	32,788,821

		56,888,460

Consumer Finance – 0.6%
1,996,800	SLM Corp.*	39,157,248

Diversified Consumer Services – 1.0%
3,722,888	H&R Block, Inc.	69,431,861

Diversified Financial Services – 0.5%
1,570,410	CIT Group, Inc.	34,894,510

Diversified Telecommunication Services – 1.4%
6,643,121	Cincinnati Bell, Inc.*	25,775,309
1,571,017	Embarq Corp.	65,888,453

		91,663,762

Electric Utilities – 11.1%
1,698,858	American Electric Power Co., Inc.	69,517,269
4,438,640	DPL, Inc.(a)	113,229,706
2,311,099	Edison International	114,168,291
1,774,917	Entergy Corp.	182,354,973
1,435,800	FirstEnergy Corp.	97,045,722
3,785,588	PPL Corp.	171,789,983

		748,105,944

Electrical Equipment – 0.5%
776,624	Cooper Industries Ltd.	32,563,844

Electronic Equipment & Instruments – 2.3%
4,236,198	Amphenol Corp.(a)	156,612,240

Energy Equipment & Services – 2.6%
1,124,727	Oil States International, Inc.*	47,418,490
830,917	Smith International, Inc.	52,372,699
1,217,316	W-H Energy Services, Inc.*	76,532,657

		176,323,846

Food & Staples Retailing – 2.0%
1,446,620	Safeway, Inc.(a)	41,575,859
3,547,849	SUPERVALU, Inc.(a)	93,131,036

		134,706,895

Food Products – 1.9%
1,017,310	Campbell Soup Co.	32,848,940
2,831,203	ConAgra Foods, Inc.	62,569,586
537,682	General Mills, Inc.(a)	30,104,815

		125,523,341

Gas Utilities – 1.2%
1,337,805	Equitable Resources, Inc.(a)	82,435,544

Health Care Equipment & Supplies – 0.8%
1,296,463	Edwards Lifesciences Corp.*(a)	56,538,751

Health Care Providers & Services – 2.0%
335,273	Coventry Health Care, Inc.*	17,390,610
342,635	Health Net, Inc.*	15,055,382
1,295,064	Laboratory Corp. of America Holdings*	100,121,398

		132,567,390

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Health Care Technology – 0.8%
2,538,166	IMS Health, Inc.	$57,134,117

Household Durables – 3.2%
1,344,233	Fortune Brands, Inc.	87,348,260
329,659	M.D.C. Holdings, Inc.	13,806,119
4,300,635	Newell Rubbermaid, Inc.	97,624,415
30,235	NVR, Inc.*(a)	16,347,460

		215,126,254

Household Products – 1.9%
136,001	Energizer Holdings, Inc.*	12,624,973
1,925,916	The Clorox Co.	112,069,052

		124,694,025

Independent Power Producers & Energy Traders – 0.4%
268,136	Constellation Energy Group, Inc.	23,689,816

Insurance – 8.4%
985,647	Assurant, Inc.	61,652,220
877,555	Everest Re Group Ltd.	85,017,528
1,427,243	Genworth Financial, Inc.	33,083,493
380,569	Lincoln National Corp.	19,450,882
798,123	PartnerRe Ltd.	61,367,677
1,201,231	Philadelphia Consolidated Holding Corp.*	40,745,755
628,998	Principal Financial Group, Inc.	34,739,559
581,262	RenaissanceRe Holdings Ltd.	31,911,284
566,407	Torchmark Corp.	34,131,686
2,339,598	Unum Group	53,600,190
1,199,959	W.R. Berkley Corp.	34,546,820
1,618,909	Willis Group Holdings Ltd.	53,181,161
636,404	XL Capital Ltd.	22,948,728

		566,376,983

Internet & Catalog Retail – 0.1%
230,441	IAC/InterActiveCorp.*	4,585,776

Leisure Equipment & Products – 0.6%
2,184,200	Mattel, Inc.	42,198,744

Life Sciences Tools & Services – 0.9%
2,333,362	PerkinElmer, Inc.	57,914,045

Machinery – 1.9%
742,507	Eaton Corp.	59,868,339
1,087,177	Parker Hannifin Corp.	70,264,250

		130,132,589

Media – 1.3%
2,521,480	Cablevision Systems Corp.*	67,550,449
18,518,980	Charter Communications, Inc.*(a)	17,815,259

		85,365,708

Metals & Mining – 1.4%
1,247,679	Steel Dynamics, Inc.(a)	72,689,779
181,007	United States Steel Corp.	19,630,209

		92,319,988

Multi-Utilities – 2.5%
1,235,581	CMS Energy Corp.(a)	17,780,011
2,291,323	PG&E Corp.(a)	86,291,224
178,673	SCANA Corp.	6,766,346
1,360,334	Wisconsin Energy Corp.	59,337,769

		170,175,350

Multiline Retail – 1.0%
1,496,956	J.C. Penney Co., Inc.	69,174,337

Oil, Gas & Consumable Fuels – 12.6%
2,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*	9,336
4,600	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA ADR*(b)	16,517
2,724,112	Hess Corp.(a)	253,832,756
2,134,271	Quicksilver Resources, Inc.*	73,418,922
4,297,556	Range Resources Corp.(a)	262,924,476
7,116,769	The Williams Cos., Inc.	256,346,019

		846,548,026

Paper & Forest Products – 1.0%
2,228,159	International Paper Co.(a)	70,632,640

Real Estate Investment Trusts – 5.9%
2,652,271	Apartment Investment & Management Co.(a)	91,370,736
440,184	Camden Property Trust(a)	20,904,338
4,056,355	DCT Industrial Trust, Inc.(a)	36,344,941
2,166,907	Highwoods Properties, Inc.(a)	63,880,418
519,939	Liberty Property Trust	15,447,388
398,340	Mack-Cali Realty Corp.	13,738,747
1,860,823	Pennsylvania Real Estate Investment Trust(a)(c)	46,018,153
1,336,301	Vornado Realty Trust	111,661,311

		399,366,032

Road & Rail – 2.1%
680,570	J.B. Hunt Transportation Services, Inc.(a)	18,627,201
1,237,595	Landstar System, Inc.	57,399,656
1,097,349	Ryder System, Inc.(a)	63,218,276

		139,245,133

Semiconductors & Semiconductor Equipment – 0.6%
1,603,394	Tessera Technologies, Inc.*	37,775,963

Software – 1.9%
2,687,926	Activision, Inc.*	73,245,984
1,941,745	Intuit, Inc.*	51,572,747

		124,818,731

Specialty Retail – 0.4%
982,126	Ross Stores, Inc.	27,352,209

Thrifts & Mortgage Finance – 0.7%
2,940,062	Hudson City Bancorp, Inc.	46,658,784

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Tobacco – 0.8%
373,021	Loews Corp. – Carolina Group	$28,084,751
430,594	Reynolds American, Inc.(a)	27,437,450

		55,522,201

TOTAL COMMON STOCKS
(Cost $6,328,779,181)		$6,497,380,713

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(d) – 4.2%

Joint Repurchase Agreement Account II
$285,500,000	3.166%	03/03/08	$285,500,000
Maturity Value: $285,575,324
(Cost $285,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $6,614,279,181)			$6,782,880,713

	Interest
Shares	Rate	Value
Securities Lending Collateral(e) – 5.7%

Boston Global Investment Trust – Enhanced Portfolio
384,032,221	3.646%	$384,032,221
(Cost $384,032,221)

TOTAL INVESTMENTS – 106.5%
(Cost $6,998,311,402)		$7,166,912,934

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.5)%		(438,259,265)

NET ASSETS – 100.0%		$6,728,653,669

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may normally be resold, to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $16,517, which represents approximately 0.000% of net assets as of February 29, 2008.

(c)	Represents an affiliated issuer.

(d)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 33.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%

Aerospace & Defense – 0.5%
281,995	AAR Corp.*	$7,300,851

Air Freight & Logistics – 0.6%
285,570	Forward Air Corp.(a)	8,381,480

Airlines – 1.1%
2,353,807	AirTran Holdings, Inc.*(a)	16,994,487

Auto Components – 0.9%
537,190	Tenneco, Inc.*	13,564,047

Biotechnology – 0.5%
846,232	Medarex, Inc.*(a)	7,869,958

Building Products – 0.8%
446,505	Universal Forest Products, Inc.	12,403,909

Capital Markets – 1.5%
82,379	Apollo Investment Corp.(a)	1,276,875
270,689	Gladstone Capital Corp.(a)	4,547,575
588,284	Highland Distressed Opportunities, Inc.	4,223,879
388,082	Knight Capital Group, Inc.*	6,220,954
625,799	PennantPark Investment Corp.	5,813,673

		22,082,956

Chemicals – 4.4%
970,909	H.B. Fuller Co.	22,088,180
492,182	KMG Chemicals, Inc.	8,002,879
317,086	Minerals Technologies, Inc.	19,113,944
2,057,378	PolyOne Corp.*	13,372,957
160,590	Sensient Technologies Corp.	4,326,295

		66,904,255

Commercial Banks – 11.6%
134,420	Bank of Hawaii Corp.	6,454,848
346,809	Bank of the Ozarks, Inc.(a)	8,202,033
129,989	Bridge Capital Holdings*(a)	2,770,066
515,185	Cardinal Financial Corp.	4,095,721
50,947	Cascade Bancorp(a)	517,622
579,346	CoBiz, Inc.(a)	7,120,162
163,862	Columbia Banking System, Inc.	3,783,574
606,418	F.N.B. Corp.(a)	8,313,991
98,618	First Community Bancorp	2,810,613
378,498	First Financial Bankshares, Inc.(a)	14,333,719
909,078	Glacier Bancorp, Inc.(a)	15,627,051
247,822	Hancock Holding Co.(a)	9,179,327
36,692	Home Bancshares, Inc.(a)	733,106
236,047	IBERIABANK Corp.(a)	10,497,010
365,392	Millennium Bankshares Corp.(b)	1,845,230
223,795	Nexity Financial Corp.*	1,696,366
167,225	Pinnacle Financial Partners, Inc.*(a)	3,836,142
142,317	Preferred Bank	2,607,247
583,414	Prosperity Bancshares, Inc.(a)	15,402,130
72,254	Seacoast Banking Corp. of Florida(a)	722,540
650,741	Signature Bank*(a)	17,244,636
260,026	Southcoast Financial Corp.*(b)	3,523,352
230,230	Sterling Bancorp	3,241,638
344,638	Sterling Bancshares, Inc.	3,208,580
162,645	Summit State Bank	1,286,522
274,974	Texas Capital Bancshares, Inc.*	4,113,611
675,145	The Bancorp, Inc.*(b)	7,723,659
97,369	TriCo Bancshares	1,642,615
109,237	UMB Financial Corp.(a)	4,181,592
251,646	United Community Banks, Inc.(a)	3,583,439
99,909	West Coast Bancorp	1,498,635
86,650	Westamerica Bancorp(a)	4,101,144

		175,897,921

Commercial Services & Supplies – 5.4%
225,340	ChoicePoint, Inc.*	10,906,456
1,320,968	Comfort Systems USA, Inc.	15,719,519
112,569	EnergySolutions, Inc.	2,454,004
306,827	G&K Services, Inc.	11,739,201
583,538	IKON Office Solutions, Inc.	4,154,791
550,652	On Assignment, Inc.*	3,408,536
428,308	Resources Connection, Inc.	6,895,759
549,471	RSC Holdings, Inc.*(a)	6,192,538
205,089	School Specialty, Inc.*(a)	6,259,316
479,018	Waste Connections, Inc.*(a)	14,542,987

		82,273,107

Communications Equipment – 2.4%
167,745	Black Box Corp.	5,200,095
548,503	Plantronics, Inc.(a)	10,344,767
216,110	Polycom, Inc.*	4,711,198
1,360,363	Tekelec*(a)	16,201,923

		36,457,983

Computers & Peripherals – 2.6%
430,463	Avid Technology, Inc.*(a)	10,490,383
950,432	Electronics for Imaging, Inc.*	14,313,506
677,522	Emulex Corp.*	10,081,527
709,718	Palm, Inc.(a)	4,591,876

		39,477,292

Construction & Engineering – 0.0%
727,633	Modtech Holdings, Inc.*	349,264

Containers & Packaging – 0.3%
1,650,685	Caraustar Industries, Inc.*(b)	3,631,507

Diversified Consumer Services – 0.3%
93,371	Bright Horizons Family Solutions, Inc.*	4,199,828

Diversified Financial Services – 1.1%
434,424	Compass Diversified Trust	5,908,166
515,347	Financial Federal Corp.(a)	11,105,728

		17,013,894

Diversified Telecommunication Services – 0.3%
310,838	Premiere Global Services, Inc.*	4,392,141

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Electric Utilities – 4.6%
41,389	ALLETE, Inc.(a)	$1,491,660
561,650	Cleco Corp.	12,867,401
1,172,180	El Paso Electric Co.*	23,982,803
82,204	MGE Energy, Inc.	2,594,358
225,776	Sierra Pacific Resources	2,914,768
441,588	The Empire District Electric Co.(a)	9,056,970
22,708	UIL Holdings Corp.	667,388
145,334	Unisource Energy Corp.	3,437,149
552,319	Westar Energy, Inc.(a)	12,554,211

		69,566,708

Electrical Equipment – 0.6%
94,824	Belden CDT, Inc.	3,726,583
177,572	Franklin Electric Co., Inc.(a)	5,856,325

		9,582,908

Electronic Equipment & Instruments – 1.1%
89,221	Anixter International, Inc.*(a)	5,834,161
175,903	Benchmark Electronics, Inc.*	2,955,171
267,569	MTS Systems Corp.	8,345,477

		17,134,809

Energy Equipment & Services – 3.0%
500,700	Oil States International, Inc.*	21,109,512
376,962	W-H Energy Services, Inc.*	23,699,601

		44,809,113

Food & Staples Retailing – 1.2%
602,972	Casey’s General Stores, Inc.	15,104,448
100,080	Nash Finch Co.(a)	3,509,806

		18,614,254

Gas Utilities – 1.0%
23,776	Atmos Energy Corp.	618,176
205,794	South Jersey Industries, Inc.	7,031,981
312,171	Southwest Gas Corp.	7,988,456

		15,638,613

Health Care Equipment & Supplies – 3.2%
1,241,970	American Medical Systems Holdings, Inc.*(a)	18,120,342
1,222,558	Cardiac Science Corp.*(b)	11,357,564
257,710	Edwards Lifesciences Corp.*	11,238,733
460,621	Symmetry Medical, Inc.*	8,199,054

		48,915,693

Health Care Providers & Services – 1.7%
245,469	Healthways, Inc.*	8,431,860
298,942	LHC Group, Inc.*	5,082,014
21,905	Owens & Minor, Inc.	941,258
671,093	PSS World Medical, Inc.*(a)	11,744,127

		26,199,259

Hotels, Restaurants & Leisure – 2.0%
279,228	Boyd Gaming Corp.(a)	5,888,918
362,857	California Pizza Kitchen, Inc.*(a)	5,058,227
456,409	CEC Entertainment, Inc.*	12,245,453
358,154	Einstein Noah Restaurant Group, Inc.*	5,519,153
218,995	Isle of Capri Casinos, Inc.*(a)	1,981,905

		30,693,656

Household Durables – 1.0%
51,635	Jarden Corp.*	1,243,887
457,682	The Ryland Group, Inc.(a)	12,947,824

		14,191,711

Insurance – 7.1%
1,422,910	American Equity Investment Life Holding Co.(a)	13,588,790
368,271	Aspen Insurance Holdings Ltd.(a)	10,657,763
337,167	Donegal Group, Inc.	5,502,565
721,381	Max Capital Group Ltd.	20,011,109
935,575	Meadowbrook Insurance Group, Inc.*	7,447,177
357,211	National Atlantic Holdings Corp.*	2,103,973
88,789	Navigators Group, Inc.*	4,859,422
392,026	ProAssurance Corp.*	20,844,022
705,433	ProCentury Corp.(b)	12,944,696
169,555	RLI Corp.	8,855,858

		106,815,375

Internet Software & Services – 0.9%
1,076,667	Ariba, Inc.*(a)	9,603,870
686,130	RealNetworks, Inc.*	4,013,860

		13,617,730

Life Sciences Tools & Services – 0.5%
298,624	PerkinElmer, Inc.	7,411,848

Machinery – 4.0%
499,877	Actuant Corp.	13,436,694
752,968	Commercial Vehicle Group, Inc.*	7,047,780
505,682	Mueller Industries, Inc.	14,528,244
51,392	RBC Bearings, Inc.*	1,726,771
245,346	Tennant Co.	8,852,084
1,904,276	Wabash National Corp.(a)(b)	15,043,780

		60,635,353

Media – 0.6%
804,021	RCN Corp.*	8,924,633

Metals & Mining – 2.3%
309,822	Commercial Metals Co.	9,437,178
205,412	Kaiser Aluminum Corp.	15,066,970
245,121	Olympic Steel, Inc.	10,123,498

		34,627,646

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Multiline Retail – 0.5%
481,897	Big Lots, Inc.*(a)	$8,119,964

Oil, Gas & Consumable Fuels – 4.9%
890,694	Concho Resources, Inc.*	20,753,170
215,020	NGAS Resources, Inc.*(a)	1,313,772
842,499	Parallel Petroleum Corp.*	15,569,382
302,457	Petroleum Development Corp.*	21,099,400
969,346	Rex Energy Corp.*	15,218,732

		73,954,456

Personal Products – 0.7%
539,322	Elizabeth Arden, Inc.*	9,826,447

Real Estate Investment Trusts – 7.8%
408,909	Acadia Realty Trust	9,368,105
546,932	American Campus Communities, Inc.	14,274,925
556,776	BioMed Realty Trust, Inc.	12,204,530
361,221	Cogdell Spencer, Inc.	5,526,681
370,882	Digital Realty Trust, Inc.(a)	13,314,664
157,531	Entertainment Properties Trust	7,383,478
604,580	National Retail Properties, Inc.(a)	12,514,806
884,142	Omega Healthcare Investors, Inc.	14,995,048
537,689	Parkway Properties, Inc.(a)	19,222,382
899,725	U-Store-It Trust	9,024,242

		117,828,861

Road & Rail – 0.6%
653,975	Heartland Express, Inc.(a)	9,142,570

Semiconductors & Semiconductor Equipment – 2.2%
600,136	AMIS Holdings, Inc.*	4,092,927
113,316	ATMI, Inc.*	3,098,059
2,240,063	Cirrus Logic, Inc.*	11,513,924
202,311	FormFactor, Inc.*	3,627,436
864,981	Integrated Device Technology, Inc.*	7,257,191
172,980	Tessera Technologies, Inc.*	4,075,409

		33,664,946

Software – 3.4%
513,017	ACI Worldwide, Inc.*(a)	9,059,880
478,970	Intervoice, Inc.*	3,386,318
324,412	JDA Software Group, Inc.*	5,537,713
377,046	MSC.Software Corp.*(a)	4,777,173
990,197	Parametric Technology Corp.*	15,159,916
183,255	Progress Software Corp.*	5,230,097
292,137	Sybase, Inc.*	7,776,687

		50,927,784

Specialty Retail – 3.3%
536,435	Aaron Rents, Inc.(a)	10,524,855
161,073	Aeropostale, Inc.*	4,326,421
466,103	Asbury Automotive Group, Inc.	6,534,764
728,872	Cache, Inc.*(b)	7,259,565
1,082,633	Charming Shoppes, Inc.*(a)	5,965,308
201,499	Gymboree Corp.*	7,977,345
179,371	Hot Topic, Inc.*	823,313
624,479	Pacific Sunwear of California, Inc.*(a)	6,969,185

		50,380,756

Textiles, Apparel & Luxury Goods – 0.9%
272,629	Fossil, Inc.*(a)	8,773,201
342,838	K-Swiss, Inc.	4,974,580

		13,747,781

Thrifts & Mortgage Finance – 1.8%
180,682	Berkshire Hills Bancorp, Inc.	4,092,447
814,414	Brookline Bancorp, Inc.(a)	7,826,519
284,632	First Niagara Financial Group, Inc.	3,250,497
159,947	Flushing Financial Corp.	2,607,136
446,504	NewAlliance Bancshares, Inc.(a)	5,081,216
159,106	Washington Federal, Inc.	3,611,706
16,249	WSFS Financial Corp.	769,390

		27,238,911

Trading Companies & Distributors – 2.3%
468,227	Applied Industrial Technologies, Inc.	12,941,794
123,496	NuCo2, Inc.*	3,412,195
467,945	Watsco, Inc.(a)	17,781,910

		34,135,899

TOTAL COMMON STOCKS
(Cost $1,570,059,565)		$1,475,542,564

Exchange Traded Fund(a) – 1.1%

250,000	iShares Russell 2000 Value Index Fund
(Cost $16,358,800)		$16,405,000

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 1.7%

Joint Repurchase Agreement Account II
$26,400,000	3.166%	03/03/08	$26,400,000
Maturity Value: $26,406,965
(Cost $26,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,612,818,365)			$1,518,347,564

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 16.8%

Boston Global Investment Trust – Enhanced Portfolio
253,745,875	3.646%	$253,745,875
(Cost $253,745,875)

TOTAL INVESTMENTS – 117.1%
(Cost $1,866,564,240)		$1,772,093,439

LIABILITIES IN EXCESS OF OTHER ASSETS – (17.1)%		(258,480,100)

NET ASSETS – 100.0%		$1,513,613,339

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on February 29, 2008. Additional information appears on page 33.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 29, 2008, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Growth and Income	$11,200,000

Large Cap Value	114,400,000

Mid Cap Value	285,500,000

Small Cap Value	26,400,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$3,000,000,000	3.16%	03/03/08	$3,000,790,000

Banc of America Securities LLC	5,000,000,000	3.16	03/03/08	5,001,316,667

Barclays Capital PLC	5,300,000,000	3.18	03/03/08	5,301,404,500

Citigroup Global Markets, Inc.	4,650,000,000	3.15	03/03/08	4,651,220,625

Credit Suisse Securities (USA) LLC	1,000,000,000	3.18	03/03/08	1,000,265,000

Credit Suisse Securities (USA) LLC	2,600,000,000	3.20	03/03/08	2,600,693,333

Deutsche Bank Securities, Inc.	6,000,000,000	3.15	03/03/08	6,001,575,000

Greenwich Capital Markets	1,250,000,000	3.15	03/03/08	1,250,328,125

JPMorgan Securities	500,000,000	3.17	03/03/08	500,132,083

Merrill Lynch	3,500,000,000	3.18	03/03/08	3,500,927,500

UBS Securities LLC	2,000,000,000	3.18	03/03/08	2,000,530,000

TOTAL				$34,809,182,833

At February 29, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 5.250% to 6.000%, due 06/25/10 to 03/28/16; Federal Home Loan Mortgage Association, 0.000% to 10.750%, due 03/01/08 to 12/01/47; Federal National Mortgage Association, 3.500% to 11.000%, due 06/01/08 to 03/01/48 and U.S. Treasury Notes, 4.375% to 4.750%, due 11/15/08 to 8/15/12. The aggregate market value of the collateral, including accrued interest, was $35,624,281,841.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Statements of Assets and Liabilities
February 29, 2008 (Unaudited)

Growth and Income
Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $2,780,497,197, $1,611,077,994, $6,532,328,487 and $1,522,880,978, respectively)(a)	$1,551,761,135
Investments in securities of affiliated issuers, at value (identified cost $0, $0, $81,950,694 and $89,937,387, respectively)	—
Securities lending collateral, at value which equals cost	60,581,850
Cash	5,356
Receivables:
Dividend and interest	3,761,958
Fund shares sold	2,061,213
Investment securities sold	966,528
Securities lending income	40,705
Foreign tax reclaims, at value	27,112
Other assets	115,200

Total assets	1,619,321,057

Liabilities:

Payables:
Payable upon return of securities loaned	60,581,850
Investment securities purchased	—
Fund shares repurchased	3,210,939
Amounts owed to affiliates	1,493,216
Accrued expenses	138,268

Total liabilities	65,424,273

Net Assets:

Paid-in capital	1,599,948,303
Accumulated undistributed net investment income	11,359,369
Accumulated net realized gain (loss) on investment transactions	1,905,971
Net unrealized gain (loss) on investments	(59,316,859)

NET ASSETS	$1,553,896,784

Net Assets:
Class A	$1,361,615,108
Class B	111,091,028
Class C	53,265,555
Institutional	26,294,847
Service	1,611,835
Class R	9,200
Class IR	9,211

Shares Outstanding:
Class A	56,256,232
Class B	4,743,068
Class C	2,284,931
Institutional	1,070,247
Service	66,617
Class R	381
Class IR	381

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	64,421,857

Net asset value, offering and redemption price per share:(b)
Class A	$24.20
Class B	23.42
Class C	23.31
Institutional	24.57
Service	24.20
Class R	24.18
Class IR	24.19

(a)	Includes loaned securities having a market value of $57,474,531, $37,631,373, $358,433,468 and $240,022,284 for the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $25.61, $13.49, $34.59 and $33.89, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

Large Cap Value	Mid Cap Value	Small Cap Value
Fund	Fund	Fund

$2,680,008,890	$6,736,862,560	$1,455,018,211
—	46,018,153	63,329,353
40,072,600	384,032,221	253,745,875
82,213	55,287	983,078
5,934,783	13,542,766	772,822
6,860,695	9,718,863	3,942,725
9,358,404	69,177,658	7,352,440
34,489	232,777	192,433
—	—	—
26,060	153,597	53,308

2,742,378,134	7,259,793,882	1,785,390,245

40,072,600	384,032,221	253,745,875
7,830,229	122,940,615	10,860,366
4,301,564	18,102,931	5,333,377
1,980,311	5,650,330	1,629,988
125,469	414,116	207,300

54,310,173	531,140,213	271,776,906

2,839,198,818	6,856,765,780	1,598,400,604
5,952,658	13,260,610	2,241,639
(56,595,208)	(309,974,253)	7,441,897
(100,488,307)	168,601,532	(94,470,801)

$2,688,067,961	$6,728,653,669	$1,513,613,339

$872,799,286	$3,694,825,645	$748,107,397
36,935,515	146,959,522	45,480,714
99,547,163	263,281,606	66,754,640
1,669,552,446	2,366,756,795	596,971,493
9,215,033	256,820,747	56,280,631
9,254	—	9,227
9,264	9,354	9,237

68,431,843	113,039,225	23,355,615
2,974,433	4,668,928	1,619,989
8,064,748	8,423,810	2,380,636
129,561,198	71,785,815	17,793,657
725,873	7,933,841	1,791,858
729	—	289
729	287	289

209,759,553	205,851,906	46,942,333

$12.75	$32.69	$32.03
12.42	31.48	28.07
12.34	31.25	28.04
12.89	32.97	33.55
12.70	32.37	31.41
12.70	—	31.97
12.71	32.54	31.99

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Statements of Operations
For the Six Months Ended February 29, 2008 (Unaudited)

Growth and Income
Fund

Investment income:

Dividends — unaffiliated issuers(a)	$24,701,235
Dividends — affiliated issuers	—
Interest (including securities lending income of $150,303, $133,807, $1,652,418 and $1,041,891, respectively)	589,140

Total investment income	25,290,375

Expenses:

Management fees	5,826,350
Distribution and Service fees(b)	2,837,339
Transfer Agent fees(b)	1,619,867
Custody and accounting fees	64,707
Registration fees	106,404
Printing fees	82,994
Professional fees	41,841
Service share fees — Service Plan	1,858
Service share fees — Shareholder Administration Plan	1,858
Trustee fees	8,854
Other	50,903

Total expenses	10,642,975

Less — expense reductions	(41,329)

Net expenses	10,601,646

NET INVESTMENT INCOME	14,688,729

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from investment transactions — unaffiliated issuers (including commission recaptured of $186,859, $102,564, $521,386, and $0, respectively)	35,807,986
Net realized loss from investment transactions — affiliated issuers	—
Net change in unrealized loss on investments	(196,162,344)

Net realized and unrealized loss from investment transactions	(160,354,358)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(145,665,629)

(a)	Foreign taxes withheld on dividends were $58,110, $97,120 and $2,236 for Growth and Income, Large Cap Value and Mid Cap Value Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees

Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class R(c)	Class IR(c)

Growth and Income	$1,880,966	$648,540	$307,821	$12	$1,429,535	$123,223	$58,486	$8,311	$304	$4	$4
Large Cap Value	1,217,041	211,967	546,828	12	924,951	40,274	103,897	314,434	1,623	4	4
Mid Cap Value	5,136,461	863,980	1,569,498	—	3,903,711	164,156	298,205	508,986	55,490	—	4
Small Cap Value	1,104,389	283,859	412,937	12	839,336	53,933	78,458	140,832	11,389	4	4

(c)	Commenced operations on November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

Large Cap Value	Mid Cap Value	Small Cap Value
Fund	Fund	Fund

$30,580,476	$66,880,999	$12,069,185
—	2,215,735	200,293
1,594,785	4,778,880	1,792,325

32,175,261	73,875,614	14,061,803

9,439,916	25,918,230	8,914,833
1,975,848	7,569,939	1,801,197
1,385,187	4,930,552	1,123,956
91,635	192,228	65,842
128,718	99,536	48,246
100,847	185,106	82,457
38,311	42,646	38,809
10,142	352,616	72,310
10,142	352,616	72,310
8,854	8,854	8,854
70,255	150,863	83,641

13,259,855	39,803,186	12,312,455

(31,850)	(133,885)	(30,120)

13,228,005	39,669,301	12,282,335

18,947,256	34,206,313	1,779,468

3,758,863	(159,097,182)	69,235,227
—	(4,848,634)	(289,276)
(246,056,543)	(440,212,446)	(314,481,247)

(242,297,680)	(604,158,262)	(245,535,296)

$(223,350,424)	$(569,951,949)	$(243,755,828)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Statements of Changes in Net Assets

	Growth and Income Fund

	For the
	Six Months Ended	For the
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

From operations:

Net investment income	$14,688,729	$23,023,635
Net realized gain (loss) from investment transactions	35,807,986	194,014,603
Net change in unrealized gain (loss) on investments	(196,162,344)	(84,367,993)

Net increase (decrease) in net assets resulting from operations	(145,665,629)	132,670,245

Distributions to shareholders:

From net investment income
Class A Shares	(10,917,733)	(16,705,694)
Class B Shares	(411,542)	(540,321)
Class C Shares	(218,932)	(241,843)
Institutional Shares	(389,516)	(828,510)
Service Shares	(10,731)	(15,783)
Class R(a)	(39)	—
Class IR(a)	(43)	—
From net realized gains
Class A Shares	(174,629,892)	(58,704,964)
Class B Shares	(15,046,758)	(3,208,884)
Class C Shares	(7,365,430)	(1,117,276)
Institutional Shares	(3,594,626)	(2,015,270)
Service Shares	(175,813)	(51,575)
Class R(a)	(1,143)	—
Class IR(a)	(1,143)	—

Total distributions to shareholders	(212,763,341)	(83,430,120)

From share transactions:

Net proceeds from sales of shares	156,480,626	465,432,556
Proceeds received in connection with merger	—	364,939,808
Reinvestment of dividends and distributions	207,044,543	80,471,351
Cost of shares repurchased	(265,530,017)	(318,832,436)

Net increase in net assets resulting from share transactions	97,995,152	592,011,279

TOTAL INCREASE (DECREASE)	(260,433,818)	641,251,404

Net assets:

Beginning of period	1,814,330,602	1,173,079,198

End of period	$1,553,896,784	$1,814,330,602

Accumulated undistributed net investment income	$11,359,369	$8,619,176

(a)	Commenced operations on November 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund

For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
February 29, 2008	Year Ended	February 29, 2008	Year Ended	February 29, 2008	Year Ended
(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

$18,947,256	$22,739,904	$34,206,313	$47,046,277	$1,779,468	$1,413,531
3,758,863	148,532,356	(163,945,816)	732,343,033	68,945,951	336,407,589
(246,056,543)	1,802,619	(440,212,446)	1,187,797	(314,481,247)	(131,726,701)

(223,350,424)	173,074,879	(569,951,949)	780,577,107	(243,755,828)	206,094,419

(7,848,629)	(6,378,501)	(20,011,484)	(17,268,452)	—	—
(91,601)	(36,447)	—	—	—	—
(219,632)	(275,060)	—	—	—	—
(20,408,637)	(6,863,767)	(23,101,724)	(16,859,404)	(813,494)	(1,473,292)
(64,702)	(46,222)	(1,204,026)	(869,209)	—	—
(121)	—	—	—	(11)	—
(125)	—	(94)	—	(15)	—
(63,740,648)	(27,128,729)	(439,412,750)	(158,951,532)	(156,520,889)	(84,542,647)
(2,898,370)	(978,801)	(18,927,070)	(9,001,990)	(10,923,547)	(7,223,369)
(7,706,447)	(2,636,166)	(34,929,828)	(15,963,264)	(16,167,770)	(9,821,732)
(110,468,250)	(20,481,185)	(270,292,115)	(86,319,324)	(120,009,791)	(58,816,545)
(552,961)	(203,440)	(29,659,797)	(8,376,196)	(10,585,004)	(3,849,774)
(669)	—	—	—	(1,763)	—
(669)	—	(1,069)	—	(1,763)	—

(214,001,461)	(65,028,318)	(837,539,957)	(313,609,371)	(315,024,047)	(165,727,359)

868,953,010	1,615,409,364	957,934,630	2,809,421,595	180,416,287	529,417,415
—	57,625,018	—	20,207,575	—	—
181,195,904	53,401,675	749,449,538	277,924,714	289,280,533	151,173,368
(588,083,933)	(469,961,371)	(1,401,508,489)	(1,737,599,946)	(425,710,932)	(637,850,083)

462,064,981	1,256,474,686	305,875,679	1,369,953,938	43,985,888	42,740,700

24,713,096	1,364,521,247	(1,101,616,227)	1,836,921,674	(514,793,987)	83,107,760

2,663,354,865	1,298,833,618	7,830,269,896	5,993,348,222	2,028,407,326	1,945,299,566

$2,688,067,961	$2,663,354,865	$6,728,653,669	$7,830,269,896	$1,513,613,339	$2,028,407,326

$5,952,658	$15,638,849	$13,260,610	$23,371,625	$2,241,639	$1,275,691

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements
February 29, 2008 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund (collectively, the “Funds” or individually a “Fund”). Growth and Income, Large Cap Value and Small Cap Value are diversified portfolios offering seven classes of shares — Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares. Mid Cap Value is a diversified portfolio offering six classes of shares — Class A, Class B, Class C, Institutional, Service and Class IR Shares. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class R and Class IR Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds receives such sales charges of which a certain portion may be retained.
     Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Class R and Class IR Shares of the Funds commenced operations on November 30, 2007.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The market value of the Fund’s investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, on significant litigation and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Goldman Sachs Growth and Income Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
     The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on February 29, 2008. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for the open tax years (tax years ended August 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
G. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

3. AGREEMENTS
A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the six months ended February 29, 2008, GSAM received a Management Fee on a contractual basis at the following rates:

	Contractual Management Rate

	Up to	Next	Over	Effective
Fund	$1 billion	$1 billion	$2 billion	Rate

Growth and Income	0.70%	0.63%	0.60%	0.67%

Large Cap Value	0.75	0.68	0.65	0.70

Mid Cap Value	0.75	0.75	0.68	0.70

Small Cap Value	1.00	1.00	0.90	1.00

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the financial industry regulatory authority.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. There were no contingent deferred sales charges for Class C during the six months ended February 29, 2008. During the six months ended February 29, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent
	Sales Load	Deferred Sales Charge

Fund	Class A	Class B

Growth and Income	$388,600	$100

Large Cap Value	104,100	300

Mid Cap Value	82,700	1,400

Small Cap Value	10,000	200

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
3. AGREEMENTS (continued)
C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service fees, Transfer Agency fees and expenses, service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting proxy and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations of the Growth and Income, Large Cap Value, Mid Cap Value, and the Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.054%, 0.064%, 0.104% and 0.064%, respectively.
     In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the six months ended February 29, 2008, these expense reductions were as follows (in thousands):

	Expense Credits

		Transfer	Total
	Custody	Agent	Expense
Fund	Fee	Fee	Reductions

Growth and Income	$3	$38	$41

Large Cap Value	7	25	32

Mid Cap Value	29	105	134

Small Cap Value	6	24	30

     As of February 29, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Growth and Income	$848	$409	$236	$1,493

Large Cap Value	1,487	286	207	1,980

Mid Cap Value	3,832	1,090	728	5,650

Small Cap Value	1,230	245	155	1,630

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2008, were as follows:

Fund	Purchases	Sales and Maturities

Growth and Income	$656,350,127	$742,017,274

Large Cap Value	1,298,708,333	1,085,107,662

Mid Cap Value	2,959,299,205	3,611,474,489

Small Cap Value	390,667,680	638,652,056

     For the six months ended February 29, 2008, Goldman Sachs earned approximately $11,100, $63,400, $123,500 and $17,800 of brokerage commissions from portfolio transactions, executed on behalf of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.
     An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Mid Cap Value and the Small Cap Value Funds in shares of issuers of which the Trust is an affiliate for the six months ended February 29, 2008, including income earned from these affiliated issuers.

		Number of			Number of
		Shares Held			Shares Held
		Beginning	Shares	Shares	End of	Value at
		of Period	Bought	Sold	Period	End of	Dividend
Name of Affiliated Issuer	Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	Period	Income

Pennsylvania Real Estate Investment Trust	Mid Cap Value	2,124	—	263	1,861	$46,018,153	$2,215,735

Range Resources Corp.	Mid Cap Value	6,283	—	6,283	—	—	—

Cache, Inc.	Small Cap Value	—	729	—	729	7,259,565	—

Caraustar Industries, Inc.	Small Cap Value	1,651	—	—	1,651	3,631,507	—

Cardiac Science Corp.	Small Cap Value	1,223	—	—	1,223	11,357,564	—

Millennium Bankshares Corp.	Small Cap Value	462	—	97	365	1,845,230	—

ProCentury Corp.	Small Cap Value	700	5	—	705	12,944,696	28,217

Southcoast Financial Corp.	Small Cap Value	—	260	—	260	3,523,352	—

The Bancorp, Inc.	Small Cap Value	691	—	16	675	7,723,659	—

Wabash National Corp.	Small Cap Value	1,912	—	8	1,904	15,043,780	172,076

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.07% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 29, 2008, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the six months ended February 29, 2008:

		Earnings Received
	Earnings of BGA	by the Funds	Amount Payable to
	Relating to Securities	From Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for the	Upon Return of
	Six Months Ended	Six Months Ended	Securities Loaned
Fund	February 29, 2008	February 29, 2008	as of February 29, 2008

Growth and Income	$14,866	$6,015	$3,562,500

Large Cap Value	16,700	11,376	—

Mid Cap Value	183,592	149,161	4,856,250

Small Cap Value	115,745	114,134	33,986,450

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other Funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2008, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
As of the Growth and Income Fund’s most recent fiscal year end, August 31, 2007, the Fund’s capital loss carryforward was $1,124,542, which expires on August 31, 2010. The Growth and Income Fund utilized approximately $447,000 of capital losses as of the most recent fiscal year end. Due to a fund merger, utilization of these losses may be substantially limited under the Internal Revenue Code. The Large Cap Value, Mid Cap Value and Small Cap Value Funds had no capital loss carryforward as of August 31, 2007.
     At February 29, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Tax Cost	$1,664,875,081	$2,827,641,153	$7,014,499,603	$1,872,547,689

Gross unrealized gain	130,706,054	205,382,640	772,793,344	137,754,975
Gross unrealized loss	(183,238,150)	(312,942,303)	(620,380,013)	(238,209,225)

Net unrealized security gain (loss)	$(52,532,096)	$(107,559,663)	$152,413,331	$(100,454,250)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from underlying fund investments as of the most recent fiscal year end.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
8. OTHER MATTERS
A. Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Deep Value Fund by the Large Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Deep Value Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Large Cap Value Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of June 22, 2007

Large Cap Value Class A/
AXA Enterprise Deep Value Class A	1,632,488	$25,336,296	2,182,990

Large Cap Value Class B/
AXA Enterprise Deep Value Class B	1,024,075	15,484,036	1,342.421

Large Cap Value Class C/
AXA Enterprise Deep Value Class C	405,488	6,094,495	528,008

Large Cap Value Institutional Class/
AXA Enterprise Deep Value Class Y	682,611	10,710,191	919,485

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor		Fund’s
	Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	Immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Large Cap Value/AXA Enterprise
Deep Value	$2,500,013,014	$57,625,018	$2,557,638,032	$11,123,373

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)
     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Equity Income Fund and the AXA Enterprise Growth & Income Fund by the Growth and Income Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Equity Income Fund (“Acquired Fund”) Class A, Class B, Class C, and Class Y were transferred into the Growth and Income Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Growth & Income Fund (“Acquired Fund”) Class A, Class B, Class C, and Class Y were transferred into the Growth and Income Fund (“Survivor Fund”) Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Classes	Issued	Exchanged Shares	as of June 22, 2007

Growth and Income Class A/
AXA Enterprise Equity Income Class A	3,444,904	$108,135,696	4,069,559
AXA Enterprise Growth & Income Class A	2,731,985	85,756,901	2,007,331

Growth and Income Class B/
AXA Enterprise Equity Income Class B	1,235,511	37,646,050	1,448,408
AXA Enterprise Growth & Income Class B	1,681,696	51,241,293	1,253,144

Growth and Income Class C/
AXA Enterprise Equity Income Class C	450,348	13,672,532	521,175
AXA Enterprise Growth & Income Class C	544,061	16,517,711	403,459

Growth and Income Institutional Class/
AXA Enterprise Equity Income Class Y	568,359	18,079,488	680,676
AXA Enterprise Growth & Income Class Y	1,065,392	33,890,137	769,866

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Acquired
		Acquired	Fund’s
		Fund’s	(AXA Enterprise	Survivor’s
	Survivor	(AXA Enterprise	Growth &	Fund
	Fund’s	Equity Income)	Income)	Aggregate
	Aggregate	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Net Assets	Immediately
	before	before	before	after
Survivor/Acquired Funds	acquisition	acquisition	acquisition	acquisition

Growth and Income/
AXA Enterprise Equity Income AXA Enterprise Growth & Income	$1,539,032,688	$177,533,766	$187,406,042	$1,903,972,496

	Acquired Fund’s	Acquired Fund’s
	(AXA Enterprise	(AXA Enterprise
	Equity Income)	Growth & Income)
	Unrealized	Unrealized
Survivor/Acquired Funds	Appreciation	Appreciation

Growth and Income/
AXA Enterprise Equity Income AXA Enterprise Growth & Income	$30,654,385	$37,396,814

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager Mid Cap Value Fund by the Mid Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Mid Cap Value Fund (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Mid Cap Value Fund (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Classes	Issued	Exchanged Shares	as of June 22, 2007

Mid Cap Value Class A/
AXA Enterprise Multi-Manager Mid Cap Value Class A	91,371	$3,873,219	312,825
AXA Enterprise Multi-Manager Mid Cap Value Class P	140,938	5,974,406	480,028

Mid Cap Value Class B/AXA Enterprise Multi-Manager Mid Cap Value Class B	33,923	1,390,839	116,548

Mid Cap Value Class C/AXA Enterprise Multi-Manager Mid Cap Value Class C	18,700	761,822	63,977

Mid Cap Value Institutional Class/AXA Enterprise Multi-Manager Mid Cap Value Class Y	191,804	8,207,289	651,839

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	Immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Mid Cap Value/AXA Enterprise Multi-Manager Mid Cap Value	$8,335,514,788	$20,207,575	$8,355,722,363	$4,218,817

B. New Accounting Pronouncements — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended
	February 29, 2008		For the Year Ended
	(Unaudited)		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,794,049	$135,989,498	13,003,934	$392,617,711
Shares issued in connection with merger	—	—	6,176,889	193,892,597
Reinvestment of dividends and distributions	6,862,167	182,224,525	2,513,046	74,195,973
Shares converted from Class B(a)	283,784	8,522,078	159,625	4,750,024
Shares repurchased	(7,095,328)	(196,176,229)	(7,734,259)	(232,715,055)

	4,844,672	130,559,872	14,119,235	432,741,250

Class B Shares
Shares sold	244,558	6,654,022	578,409	16,994,641
Shares issued in connection with merger	—	—	2,917,207	88,887,343
Reinvestment of dividends and distributions	572,131	14,691,870	124,554	3,577,596
Shares converted to Class A(a)	(292,266)	(8,522,078)	(164,184)	(4,750,024)
Shares repurchased	(828,577)	(22,470,158)	(740,872)	(21,702,060)

	(304,154)	(9,646,344)	2,715,114	83,007,496

Class C Shares
Shares sold	197,359	5,307,007	749,861	22,067,919
Shares issued in connection with merger	—	—	994,409	30,190,243
Reinvestment of dividends and distributions	260,333	6,655,350	43,154	1,237,125
Shares repurchased	(433,430)	(11,443,876)	(209,258)	(6,143,964)

	24,262	518,481	1,578,166	47,351,323

Institutional Shares
Shares sold	229,194	7,205,461	1,082,981	32,531,124
Shares issued in connection with merger	—	—	1,633,751	51,969,625
Reinvestment of dividends and distributions	126,135	3,413,352	46,540	1,399,640
Shares repurchased	(1,171,006)	(34,753,184)	(1,835,146)	(57,209,603)

	(815,677)	(24,134,371)	928,126	28,690,786

Service Shares
Shares sold	45,607	1,304,637	39,326	1,221,161
Reinvestment of dividends and distributions	2,144	57,078	2,067	61,017
Shares repurchased	(22,836)	(686,570)	(35,293)	(1,061,754)

	24,915	675,145	6,100	220,424

Class R Shares(b)
Shares sold	336	10,001	—	—
Reinvestment of dividends and distributions	45	1,182	—	—

	381	11,183	—	—

Class IR Shares(b)
Shares sold	336	10,000	—	—
Reinvestment of dividends and distributions	45	1,186	—	—

	381	11,186	—	—

NET INCREASE	3,774,780	$97,995,152	19,346,741	$592,011,279

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Six Months Ended
	February 29, 2008		For the Year Ended
	(Unaudited)		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,922,135	$170,677,012	28,059,443	$415,321,276
Shares issued in connection with merger	—	—	1,632,488	25,336,296
Reinvestment of dividends and distributions	4,730,287	65,609,074	2,088,360	30,030,606
Shares converted from Class B(a)	81,306	1,214,727	58,696	858,918
Shares repurchased	(16,195,613)	(232,340,962)	(15,213,901)	(226,218,044)

	538,115	5,159,851	16,625,086	245,329,052

Class B Shares
Shares sold	209,812	2,931,941	691,437	9,948,544
Shares issued in connection with merger	—	—	1,024,075	15,484,036
Reinvestment of dividends and distributions	195,946	2,651,152	63,657	895,016
Shares converted to Class A(a)	(83,864)	(1,214,727)	(60,176)	(858,918)
Shares repurchased	(470,441)	(6,477,878)	(450,981)	(6,547,411)

	(148,547)	(2,109,512)	1,268,012	18,921,267

Class C Shares
Shares sold	858,405	11,706,338	3,851,888	55,095,504
Shares issued in connection with merger	—	—	405,488	6,094,495
Reinvestment of dividends and distributions	438,054	5,891,833	164,422	2,298,612
Shares repurchased	(1,062,011)	(14,405,446)	(689,286)	(9,912,602)

	234,448	3,192,725	3,732,512	53,576,009

Institutional Shares
Shares sold	47,141,469	679,613,527	74,566,061	1,131,082,156
Shares issued in connection with merger	—	—	682,611	10,710,191
Reinvestment of dividends and distributions	7,615,541	106,617,570	1,379,910	20,008,701
Shares repurchased	(23,238,350)	(333,559,079)	(14,945,562)	(225,364,515)

	31,518,660	452,672,018	61,683,020	936,436,533

Service Shares
Shares sold	290,370	4,004,192	270,450	3,961,884
Reinvestment of dividends and distributions	30,752	424,691	11,783	168,740
Shares repurchased	(93,642)	(1,300,568)	(129,733)	(1,918,799)

	227,480	3,128,315	152,500	2,211,825

Class R Shares(b)
Shares sold	672	10,000	—	—
Reinvestment of dividends and distributions	57	790	—	—

	729	10,790	—	—

Class IR Shares(b)
Shares sold	672	10,000	—	—
Reinvestment of dividends and distributions	57	794	—	—

	729	10,794	—	—

NET INCREASE	32,371,614	$462,064,981	83,461,130	$1,256,474,686

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Six Months Ended
	February 29, 2008		For the Year Ended
	(Unaudited)		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,173,199	$486,322,769	38,257,572	$1,545,784,895
Shares issued in connection with merger	—	—	232,309	9,847,625
Reinvestment of dividends and distributions	12,221,428	431,416,410	4,221,094	164,116,103
Shares converted from Class B(a)	90,754	3,597,037	124,224	4,868,012
Shares repurchased	(21,990,516)	(814,474,836)	(26,516,189)	(1,066,688,229)

	3,494,865	106,861,380	16,319,010	657,928,406

Class B Shares
Shares sold	51,995	1,831,002	110,949	4,305,202
Shares issued in connection with merger	—	—	33,923	1,390,839
Reinvestment of dividends and distributions	501,564	17,078,253	214,880	8,109,577
Shares converted to Class A(a)	(94,126)	(3,597,037)	(128,183)	(4,868,012)
Shares repurchased	(760,252)	(27,043,962)	(1,036,403)	(40,038,597)

	(300,819)	(11,731,744)	(804,834)	(31,100,991)

Class C Shares
Shares sold	517,855	18,073,019	930,553	36,085,824
Shares issued in connection with merger	—	—	18,700	761,822
Reinvestment of dividends and distributions	745,154	25,193,670	305,070	11,443,198
Shares repurchased	(1,958,307)	(69,027,110)	(2,090,302)	(80,931,097)

	(695,298)	(25,760,421)	(835,979)	(32,640,253)

Institutional Shares
Shares sold	10,322,984	381,364,804	25,235,844	1,032,821,757
Shares issued in connection with merger	—	—	191,804	8,207,289
Reinvestment of dividends and distributions	7,127,691	253,603,241	2,237,248	87,588,260
Shares repurchased	(11,395,910)	(426,380,850)	(11,347,970)	(461,767,586)

	6,054,765	208,587,195	16,316,926	666,849,720

Service Shares
Shares sold	1,909,507	70,333,036	4,741,773	190,423,917
Reinvestment of dividends and distributions	633,594	22,156,801	172,870	6,667,576
Shares repurchased	(1,744,856)	(64,581,731)	(2,188,511)	(88,174,437)

	798,245	27,908,106	2,726,132	108,917,056

Class IR Shares(b)
Shares sold	254	10,000	—	—
Reinvestment of dividends and distributions	33	1,163	—	—

	287	11,163	—	—

NET INCREASE	9,352,045	$305,875,679	33,721,255	$1,369,953,938

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Six Months Ended
	February 29, 2008		For the Year Ended
	(Unaudited)		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,904,988	$72,574,738	5,124,414	$232,881,957
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	4,333,666	149,338,130	1,817,085	79,988,071
Shares converted from Class B(a)	36,150	1,547,455	72,872	3,306,157
Shares repurchased	(5,350,301)	(201,019,746)	(7,232,314)	(328,770,069)

	924,503	22,440,577	(217,943)	(12,593,884)

Class B Shares
Shares sold	19,892	601,376	23,760	975,271
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	330,535	9,998,681	164,073	6,546,515
Shares converted to Class A(a)	(40,153)	(1,547,455)	(80,221)	(3,306,157)
Shares repurchased	(389,476)	(13,199,460)	(484,927)	(19,961,358)

	(79,202)	(4,146,858)	(377,315)	(15,745,729)

Class C Shares
Shares sold	119,548	3,827,185	110,170	4,489,582
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	449,122	13,567,963	207,447	8,268,847
Shares repurchased	(595,947)	(19,888,207)	(649,641)	(26,693,624)

	(27,277)	(2,493,059)	(332,024)	(13,935,195)

Institutional Shares
Shares sold	2,161,444	84,425,776	5,527,016	259,765,186
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	2,943,099	106,128,156	1,154,096	52,603,715
Shares repurchased	(4,563,221)	(179,349,037)	(5,091,444)	(238,698,217)

	541,322	11,204,895	1,589,668	73,670,684

Service Shares
Shares sold	494,607	18,967,212	700,906	31,305,419
Reinvestment of dividends and distributions	303,078	10,244,052	86,839	3,766,220
Shares repurchased	(319,854)	(12,254,482)	(528,912)	(23,726,815)

	477,831	16,956,782	258,833	11,344,824

Class R Shares(b)
Shares sold	237	10,000	—	—
Reinvestment of dividends and distributions	52	1,773	—	—

	289	11,773	—	—

Class IR Shares(b)
Shares sold	237	10,000	—	—
Reinvestment of dividends and distributions	52	1,778	—	—

	289	11,778	—	—

NET INCREASE	1,837,755	$43,985,888	921,219	$42,740,700

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$30.01	$0.25		$(2.45)	$(2.20)	$(0.21)	$(3.40)	$(3.61)
2008 - B	29.15	0.14		(2.38)	(2.24)	(0.09)	(3.40)	(3.49)
2008 - C	29.03	0.14		(2.36)	(2.22)	(0.10)	(3.40)	(3.50)
2008 - Institutional	30.41	0.31		(2.48)	(2.17)	(0.27)	(3.40)	(3.67)
2008 - Service	30.00	0.23		(2.43)	(2.20)	(0.20)	(3.40)	(3.60)
2008 - R (commenced November 30, 2007)	29.78	0.09		(2.17)	(2.08)	(0.12)	(3.40)	(3.52)
2008 - IR (commenced November 30, 2007)	29.78	0.12		(2.18)	(2.06)	(0.13)	(3.40)	(3.53)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86	3.32	(0.42)	—	—
2006 - B	24.86	0.24		2.82	3.06	(0.23)	—	—
2006 - C	24.78	0.25		2.80	3.05	(0.23)	—	—
2006 - Institutional	25.86	0.57		2.91	3.48	(0.53)	—	—
2006 - Service	25.54	0.42		2.88	3.30	(0.39)	—	—

2005 - A	22.88	0.41	(d)	2.61 (e)	3.02	(0.35)	—	—
2005 - B	22.27	0.22	(d)	2.54 (e)	2.76	(0.17)	—	—
2005 - C	22.21	0.22	(d)	2.53 (e)	2.75	(0.18)	—	—
2005 - Institutional	23.15	0.52	(d)	2.63 (e)	3.15	(0.44)	—	—
2005 - Service	22.87	0.38	(d)	2.61 (e)	2.99	(0.32)	—	—

2004 - A	19.22	0.22		3.67	3.89	(0.23)	—	—
2004 - B	18.72	0.05		3.58	3.63	(0.08)	—	—
2004 - C	18.67	0.05		3.57	3.62	(0.08)	—	—
2004 - Institutional	19.44	0.31		3.72	4.03	(0.32)	—	—
2004 - Service	19.19	0.19		3.68	3.87	(0.19)	—	—

2003 - A	18.01	0.25		1.21	1.46	(0.25)	—	—
2003 - B	17.55	0.12		1.17	1.29	(0.12)	—	—
2003 - C	17.51	0.12		1.16	1.28	(0.12)	—	—
2003 - Institutional	18.22	0.33		1.21	1.54	(0.32)	—	—
2003 - Service	17.98	0.23		1.21	1.44	(0.23)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.20% of average net assets.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$24.20	(8.35)%	$1,361,615	1.15	%(c)	1.76	%(c)	1.15	%(c)	1.76	%(c)	38%
23.42	(8.71)	111,091	1.90	(c)	1.01	(c)	1.90	(c)	1.01	(c)	38
23.31	(8.68)	53,266	1.90	(c)	1.01	(c)	1.90	(c)	1.01	(c)	38
24.57	(8.15)	26,295	0.75	(c)	2.12	(c)	0.75	(c)	2.12	(c)	38
24.20	(8.36)	1,612	1.25	(c)	1.67	(c)	1.25	(c)	1.67	(c)	38
24.18	(7.99)	9	1.40	(c)	1.34	(c)	1.40	(c)	1.34	(c)	38
24.19	(7.91)	9	0.90	(c)	1.79	(c)	0.90	(c)	1.79	(c)	38

30.01	12.10	1,542,986	1.16		1.60		1.17		1.59		98
29.15	11.25	147,110	1.91		0.82		1.92		0.81		98
29.03	11.24	65,632	1.91		0.81		1.92		0.80		98
30.41	12.53	57,352	0.76		2.00		0.77		1.99		98
30.00	11.97	1,251	1.26		1.47		1.27		1.46		98

28.45	13.14	1,061,063	1.18		1.72		1.19		1.72		51
27.69	12.36	64,579	1.93		0.93		1.94		0.93		51
27.60	12.33	18,834	1.93		0.97		1.94		0.97		51
28.81	13.62	27,590	0.78		2.14		0.79		2.14		51
28.45	13.06	1,013	1.28		1.59		1.29		1.59		51

25.55	13.37 (f)	924,479	1.19		1.65	(d)	1.21		1.63	(d)	45
24.86	12.50 (f)	92,469	1.94		0.91	(d)	1.96		0.89	(d)	45
24.78	12.49 (f)	16,149	1.94		0.89	(d)	1.96		0.87	(d)	45
25.86	13.83 (f)	19,226	0.79		1.94	(d)	0.81		1.92	(d)	45
25.54	13.24 (f)	1,083	1.29		1.57	(d)	1.31		1.55	(d)	45

22.88	20.27	637,130	1.19		1.02		1.21		1.00		54
22.27	19.38	93,367	1.94		0.27		1.96		0.25		54
22.21	19.40	12,159	1.94		0.27		1.96		0.25		54
23.15	20.75	4,659	0.79		1.43		0.81		1.41		54
22.87	20.14	1,204	1.29		0.94		1.31		0.92		54

19.22	8.25	401,439	1.20		1.42		1.24		1.38		55
18.72	7.43	81,765	1.95		0.68		1.99		0.64		55
18.67	7.39	9,661	1.95		0.68		1.99		0.64		55
19.44	8.63	3,615	0.80		1.83		0.84		1.79		55
19.19	8.14	2,191	1.30		1.33		1.34		1.29		55

The accompanying notes are an integral part of these financial statements. 57

GOLDMAN SACHS LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$14.95	$0.09		$(1.17)	$(1.08)	$(0.12)	$(1.00)	$(1.12)
2008 - B	14.54	0.03		(1.12)	(1.09)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.03		(1.12)	(1.09)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.12		(1.17)	(1.05)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.08		(1.14)	(1.06)	(0.12)	(1.00)	(1.12)
2008 - R (commenced November 30, 2007)	14.89	0.03		(1.04)	(1.01)	(0.18)	(1.00)	(1.18)
2008 - IR (commenced November 30, 2007)	14.89	0.05		(1.04)	(0.99)	(0.19)	(1.00)	(1.19)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(e)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(e)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(e)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(e)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(e)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(c)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(c)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.21% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.75	(7.76)%	$872,799	1.17	%(d)	1.20	%(d)	1.17	%(d)	1.20	%(d)	41%
12.42	(8.09)	36,936	1.92	(d)	0.45	(d)	1.92	(d)	0.45	(d)	41
12.34	(8.16)	99,547	1.92	(d)	0.45	(d)	1.92	(d)	0.45	(d)	41
12.89	(7.56)	1,669,553	0.77	(d)	1.62	(d)	0.77	(d)	1.62	(d)	41
12.70	(7.77)	9,215	1.27	(d)	1.11	(d)	1.27	(d)	1.11	(d)	41
12.70	(7.45)	9	1.42	(d)	0.93	(d)	1.42	(d)	0.93	(d)	41
12.71	(7.33)	9	0.92	(d)	1.39	(d)	0.92	(d)	1.39	(d)	41

14.95	13.01	1,014,800	1.19		1.02		1.19		1.02		92
14.54	12.19	45,416	1.94		0.27		1.94		0.27		92
14.46	12.19	113,208	1.94		0.28		1.94		0.28		92
15.12	13.48	1,482,513	0.79		1.43		0.79		1.43		92
14.88	12.88	7,418	1.29		0.93		1.29		0.93		92

13.80	11.67	707,319	1.23		0.94		1.23		0.94		66
13.44	10.78	24,939	1.98		0.17		1.98		0.17		66
13.40	10.85	54,910	1.98		0.19		1.98		0.19		66
13.94	12.12	506,910	0.83		1.35		0.83		1.35		66
13.75	11.56	4,756	1.33		0.86		1.33		0.86		66

13.40	15.16	518,376	1.25		1.03	(e)	1.26		1.02	(e)	70
13.09	14.35	25,040	2.00		0.29	(e)	2.01		0.28	(e)	70
13.06	14.28	37,503	2.00		0.25	(e)	2.01		0.24	(e)	70
13.52	15.61	321,210	0.85		1.45	(e)	0.86		1.44	(e)	70
13.37	15.08	2,523	1.35		0.87	(e)	1.36		0.86	(e)	70

11.80	20.71	291,795	1.25		0.68		1.28		0.65		72
11.54	19.76	17,069	2.00		(0.07)		2.03		(0.10)		72
11.53	19.74	14,601	2.00		(0.07)		2.03		(0.10)		72
11.90	21.07	158,316	0.85		1.07		0.88		1.04		72
11.80	20.51	134	1.35		0.48		1.38		0.45		72

9.86	7.77	224,605	1.26		0.91		1.30		0.87		78
9.66	6.92	13,740	2.01		0.16		2.05		0.12		78
9.67	7.03	10,417	2.01		0.15		2.05		0.11		78
9.95	8.27	96,895	0.86		1.31		0.90		1.27		78
9.91	7.74	2	1.36		0.82		1.40		0.78		78

The accompanying notes are an integral part of these financial statements. 59

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$39.84	$0.16	$(2.91)	$(2.75)	$(0.19)	$(4.21)	$(4.40)
2008 - B	38.47	0.01	(2.79)	(2.78)	—	(4.21)	(4.21)
2008 - C	38.23	0.01	(2.78)	(2.77)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.23	(2.93)	(2.70)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.13	(2.87)	(2.74)	(0.17)	(4.21)	(4.38)
2008 - IR (commenced November 30, 2007)	39.32	0.09	(2.29)	(2.20)	(0.37)	(4.21)	(4.58)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	36.84	0.23	4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)	4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)	4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40	4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19	4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18	2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)	2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)	2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33	2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15	2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$32.69	(7.70)%	$3,694,826	1.15	%(c)	0.84	%(c)	1.16	%(c)	0.83	%(c)	40%
31.48	(8.06)	146,959	1.90	(c)	0.08	(c)	1.91	(c)	0.07	(c)	40
31.25	(8.06)	263,282	1.90	(c)	0.08	(c)	1.91	(c)	0.07	(c)	40
32.97	(7.53)	2,366,757	0.75	(c)	1.24	(c)	0.76	(c)	1.23	(c)	40
32.37	(7.77)	256,821	1.26	(c)	0.73	(c)	1.27	(c)	0.72	(c)	40
32.54	(6.47)	9	0.90	(c)	1.04	(c)	0.91	(c)	1.03	(c)	40

39.84	13.25	4,363,868	1.16		0.57		1.16		0.57		74
38.47	12.42	191,174	1.91		(0.18)		1.91		(0.18)		74
38.23	12.41	348,637	1.91		(0.18)		1.91		(0.18)		74
40.24	13.70	2,644,803	0.76		0.97		0.76		0.97		74
39.49	13.13	281,788	1.26		0.47		1.26		0.47		74

36.84	7.14	3,434,753	1.17		0.51		1.19		0.49		49
35.73	6.34	206,336	1.92		(0.25)		1.94		(0.27)		49
35.52	6.35	353,614	1.92		(0.25)		1.94		(0.27)		49
37.18	7.58	1,837,408	0.77		0.91		0.79		0.90		49
36.57	7.05	161,237	1.27		0.42		1.29		0.41		49

36.88	28.68	2,714,610	1.22		0.43		1.23		0.42		58
35.96	27.76	234,405	1.97		(0.34)		1.98		(0.35)		58
35.76	27.73	360,806	1.97		(0.31)		1.98		(0.32)		58
37.17	29.20	1,253,069	0.82		0.82		0.83		0.81		58
36.67	28.55	79,224	1.32		0.35		1.33		0.34		58

30.82	22.24	915,091	1.24		0.37		1.24		0.37		71
30.23	21.31	148,555	1.99		(0.38)		1.99		(0.38)		71
30.08	21.35	96,007	1.99		(0.37)		1.99		(0.37)		71
31.01	22.71	537,533	0.84		0.78		0.84		0.78		71
30.68	22.27	13,997	1.34		0.30		1.34		0.30		71

25.37	7.88	504,693	1.25		0.83		1.25		0.83		80
24.92	7.09	110,569	2.00		0.09		2.00		0.09		80
24.81	7.07	53,835	2.00		0.09		2.00		0.09		80
25.49	8.34	330,827	0.85		1.24		0.85		1.24		80
25.26	7.83	3,008	1.35		0.72		1.35		0.72		80

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2008 - A	$44.74	$0.02	$(5.29)	$(5.27)	$—	$(7.44)	$(7.44)
2008 - B	40.33	(0.11)	(4.71)	(4.82)	—	(7.44)	(7.44)
2008 - C	40.29	(0.11)	(4.70)	(4.81)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.10	(5.52)	(5.42)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	— (c)	(5.19)	(5.19)	—	(7.44)	(7.44)
2008 - R (commenced November 30, 2007)	42.18	(0.01)	(2.72)	(2.73)	(0.04)	(7.44)	(7.48)
2008 - IR (commenced November 30, 2007)	42.18	0.03	(2.72)	(2.69)	(0.06)	(7.44)	(7.50)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	43.93	(0.01)	4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)	4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)	4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18	4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)	4.54	4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02	4.07	4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)	3.76	3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)	3.75	3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19	4.20	4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)	4.03	3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06	6.39 (e)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98 (e)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97 (e)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58 (e)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (c)	6.35 (e)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29	6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95	5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96	5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40	6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24	6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (c)	6.03	6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71	5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71	5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13	6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97	5.95	—	(0.03)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share
(d)	Annualized.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 16.71%, 15.85%, 15.83%, 17.20%, and 16.61% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$32.03	(12.96)%	$748,107	1.47	%(d)	0.10	%(d)	1.48	%(d)	0.10	%(d)	22%
28.07	(13.29)	45,481	2.22	(d)	(0.65	)(d)	2.23	(d)	(0.65	)(d)	22
28.04	(13.28)	66,755	2.22	(d)	(0.65	)(d)	2.23	(d)	(0.65	)(d)	22
33.55	(12.80)	596,971	1.07	(d)	0.50	(d)	1.08	(d)	0.50	(d)	22
31.41	(12.99)	56,281	1.58	(d)	0.01	(d)	1.59	(d)	0.01	(d)	22
31.97	(7.73)	9	1.72	(d)	(0.10	)(d)	1.73	(d)	(0.10	)(d)	22
31.99	(7.62)	9	1.22	(d)	0.37	(d)	1.23	(d)	0.37	(d)	22

44.74	10.59	1,003,510	1.46		(0.01)		1.47		(0.02)		69
40.33	9.75	68,532	2.21		(0.74)		2.22		(0.75)		69
40.29	9.76	97,013	2.21		(0.75)		2.22		(0.76)		69
46.46	11.04	801,476	1.06		0.39		1.07		0.38		69
44.04	10.47	57,875	1.56		(0.13)		1.57		(0.14)		69

43.93	10.01	994,880	1.47		0.04		1.48		0.04		46
40.23	9.21	83,531	2.22		(0.70)		2.23		(0.70)		46
40.19	9.19	110,108	2.22		(0.70)		2.23		(0.71)		46
45.40	10.45	711,046	1.07		0.43		1.08		0.43		46
43.34	9.88	45,735	1.58		(0.10)		1.58		(0.10)		46

43.07	16.73 (f)	1,071,447	1.48		0.14		1.48		0.14		48
39.98	15.88 (f)	107,342	2.23		(0.59)		2.23		(0.59)		48
39.95	15.86 (f)	129,767	2.23		(0.60)		2.23		(0.60)		48
44.24	17.23 (f)	655,181	1.08		0.48		1.08		0.48		48
42.58	16.64 (f)	31,806	1.58		—		1.58		—		48

39.25	18.30	920,309	1.49		(0.43)		1.49		(0.43)		57
36.86	17.40	114,169	2.24		(1.17)		2.24		(1.17)		57
36.84	17.45	127,560	2.24		(1.18)		2.24		(1.18)		57
40.09	18.76	332,947	1.09		(0.04)		1.09		(0.04)		57
38.86	18.16	19,131	1.59		(0.55)		1.59		(0.55)		57

33.77	21.75	592,863	1.51		0.01		1.52		—		58
31.99	20.84	93,528	2.26		(0.71)		2.27		(0.72)		58
31.96	20.82	76,112	2.26		(0.74)		2.27		(0.75)		58
34.35	22.22	117,968	1.11		0.43		1.12		0.42		58
33.48	21.60	4,100	1.61		(0.09)		1.62		(0.10)		58

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL VALUE EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 29, 2008
          As a shareholder of Class A, Class B, Class C, Institutional, Service, Class R or Class IR Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2007 through February 29, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*

Class A
Actual	$1,000	$916.50		$5.46	$1,000	$922.40		$5.58	$1,000	$923.00		$5.51	$1,000	$870.40		$6.85
Hypothetical 5% return	1,000	1,019.16	+	5.75	1,000	1,019.06	+	5.86	1,000	1,019.13	+	5.79	1,000	1,017.54	+	7.39

Class B
Actual	1,000	912.90		9.02	1,000	919.10		9.15	1,000	919.40		9.08	1,000	867.10		10.32
Hypothetical 5% return	1,000	1,015.44	+	9.50	1,000	1,015.33	+	9.61	1,000	1,015.40	+	9.54	1,000	1,013.81	+	11.13

Class C
Actual	1,000	913.20		9.02	1,000	918.40		9.14	1,000	919.40		9.08	1,000	867.20		10.32
Hypothetical 5% return	1,000	1,015.44	+	9.50	1,000	1,015.33	+	9.61	1,000	1,015.40	+	9.54	1,000	1,013.81	+	11.13

Institutional
Actual	1,000	918.50		3.54	1,000	924.40		3.68	1,000	924.70		3.61	1,000	872.00		4.99
Hypothetical 5% return	1,000	1,021.17	+	3.73	1,000	1,021.04	+	3.86	1,000	1,021.12	+	3.79	1,000	1,019.53	+	5.39

Service
Actual	1,000	916.40		5.91	1,000	922.30		6.06	1,000	922.30		6.03	1,000	870.10		7.36
Hypothetical 5% return	1,000	1,018.70	+	6.22	1,000	1,018.55	+	6.37	1,000	1,018.59	+	6.33	1,000	1,017.00	+	7.93

Class R#
Actual	1,000	920.10		3.38	1,000	925.50		3.44	N/A	N/A		N/A	1,000	922.70		4.16
Hypothetical 5% return	1,000	1,009.18	+	3.54	1,000	1,009.15	+	3.59	N/A	N/A		N/A	1,000	1,008.36	+	4.34

Class IR#
Actual	1,000	920.90		2.17	1,000	926.70		2.23	1,000	935.30		2.19	1,000	923.80		2.95
Hypothetical 5% return	1,000	1,012.57	+	2.28	1,000	1,012.57	+	2.32	1,000	1,012.57	+	2.28	1,000	1,012.57	+	3.09

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class R	Class IR

Growth and Income	1.15%	1.90%	1.90%	0.74%	1.24%	1.40%	0.90%
Large Cap Value	1.17	1.92	1.92	0.77	1.27	1.42	0.92
Mid Cap Value	1.15	1.90	1.90	0.75	1.26	N/A	0.90
Small Cap Value	1.47	2.22	2.22	1.07	1.58	1.72	1.22

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Class R and Class IR commenced operations on November 30, 2007.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪ Local Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
All the Funds in this book can invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Large Cap Value Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-6978 VALUESAR / 401.3K / 04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 8, 2008